SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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	Filed by a Party other than the Registrant	[ ]

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[ ]	Preliminary Proxy Statement
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[ ]	Definitive Additional Materials
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Colchester Street Trust
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FIDELITY® INSTITUTIONAL MONEY MARKET FUNDS
DOMESTIC PORTFOLIO
GOVERNMENT PORTFOLIO
MONEY MARKET PORTFOLIO
TAX-EXEMPT PORTFOLIO
TREASURY PORTFOLIO
TREASURY ONLY PORTFOLIO

FUNDS OF
COLCHESTER STREET TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-843-3001

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Domestic Portfolio, Government Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio (the funds), will be held at an office of Colchester Street Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on March 13, 2002, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.

2. To authorize the Trustees to adopt an amended and restated Trust Instrument.

3. To elect a Board of Trustees.

4. To modify Tax-Exempt Portfolio's fundamental 80% investment policy.

5. To eliminate a fundamental investment policy of Tax-Exempt Portfolio.

6. To amend each fund's fundamental investment limitation concerning diversification.

7. To amend each fund's fundamental investment limitation concerning underwriting.

8. To amend each fund's fundamental investment limitation concerning lending.

The Board of Trustees has fixed the close of business on January 15, 2002 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

January 15, 2002

Your vote is important - please return your proxy card promptly.

Shareholders are invited to attend the meeting in person. Any shareholder who does not expect to attend the meeting is urged to vote using the touch-tone voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the control number found on your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
COLCHESTER STREET TRUST:

DOMESTIC PORTFOLIO
GOVERNMENT PORTFOLIO
MONEY MARKET PORTFOLIO
TAX-EXEMPT PORTFOLIO
TREASURY PORTFOLIO
TREASURY ONLY PORTFOLIO
TO BE HELD ON MARCH 13, 2002

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Colchester Street Trust (the trust) to be used at the Special Meeting of Shareholders of Domestic Portfolio, Government Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on March 13, 2002 at 10:00 a.m. at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about January 15, 2002. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately as follows. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately as follows:

Fund Name	Estimated cost for D.F. King to call and solicit vote	Estimated cost for D.F. King to receive vote over the phone
Domestic Portfolio: Class I	$ 500	$ 500
Domestic Portfolio: Class II	$ 500	$ 500
Domestic Portfolio: Class III	$ 500	$ 500
Government Portfolio: Class I	$ 500	$ 500
Government Portfolio: Class II	$ 500	$ 500
Government Portfolio: Class III	$ 500	$ 500
Money Market Portfolio: Class I	$ 500	$ 500
Money Market Portfolio: Class II	$ 500	$ 500
Money Market Portfolio: Class III	$ 500	$ 500
Tax-Exempt Portfolio: Class I	$ 500	$ 500
Tax-Exempt Portfolio: Class II	$ 500	$ 500
Tax-Exempt Portfolio: Class III	$ 500	$ 500
Treasury Portfolio: Class I	$ 500	$ 500
Treasury Portfolio: Class II	$ 500	$ 500
Treasury Portfolio: Class III	$ 500	$ 500
Treasury Only Portfolio: Class I	$ 500	$ 500
Treasury Only Portfolio: Class II	$ 500	$ 500
Treasury Only Portfolio: Class III	$ 500	$ 500

If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by the funds, provided the expenses do not exceed each class of each fund's existing voluntary expense caps as follows:

	Class I	Class II	Class III
Domestic Portfolio	0.20%	0.20%	0.20%
Government Portfolio	0.20%	0.20%	0.20%
Money Market Portfolio	0.18%	0.18%	0.18%
Tax-Exempt Portfolio	0.20%	0.20%	0.20%
Treasury Portfolio	0.20%	0.20%	0.20%
Treasury Only Portfolio	0.20%	0.20%	0.20%

Expenses exceeding each class's voluntary expense cap will be paid by FMR.The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, each fund's investment adviser and administrator, and Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts 02109. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is 1 Spartan Way, Merrimack, New Hampshire 03054.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, by the trust's receipt of a subsequent valid telephonic vote or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as may Broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

Shareholders should note that passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. Broker non-votes will not be counted as a vote FOR, AGAINST, or to ABSTAIN for any proposal. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

The following table summarizes the proposals applicable to each class of shares of each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page
1.	To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.	All	9
2.	To authorize the Trustees to adopt an amended and restated Trust Instrument.	All	10
3.	To elect as Trustees the 13 nominees presented in Proposal 3.	All	12
4.	To modify the fund's fundamental 80% investment policy.	Tax-Exempt Portfolio	27
5.	To eliminate a fundamental investment policy of the fund.	Tax-Exempt Portfolio	27
6.	To amend the diversification limitation to exclude "securities of other investment companies" from issuer diversification limits.	All	28
7.	To amend the underwriting limitation to exclude "securities of other investment companies" from the limit.	All	30
8.	To amend the lending limitation to clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.	All	31

Shares of each fund of the trust issued and outstanding as of November 30, 2001 are indicated in the following table:

Fund	# of Shares
Domestic Portfolio:
 Class I	6,153,272,878
 Class II	1,255,787,418
 Class III	1,745,561,838
Government Portfolio:
 Class I	10,957,448,415
 Class II	1,369,508,545
 Class III	1,474,720,818
Money Market Portfolio:
 Class I	21,282,916,453
 Class II	738,495,405
 Class III	881,032,961
Tax-Exempt Portfolio:
 Class I	2,506,886,553
 Class II	63,926,662
 Class III	79,535,974
Treasury Portfolio:
 Class I	4,979,988,515
 Class II	407,929,603
 Class III	3,960,846,752
Treasury Only Portfolio:
 Class I	1,496,919,271
 Class II	179,634,343
 Class III	237,036,817

To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund and class on November 30, 2001 was as follows:

Domestic Portfolio: Class I	The Bank of New York	New York, NY	11.23%
Domestic Portfolio: Class II	Bank One Corporation	Chicago, IL	42.64%
Domestic Portfolio: Class II	Fleet Financial Group Inc.	Boston, MA	25.62%
Domestic Portfolio: Class II	First National Bank of Omaha	Omaha, NE	24.82%
Domestic Portfolio: Class III	Fleet Financial Group Inc.	Boston, MA	45.43%
Domestic Portfolio: Class III	Chase Manhattan Corp.	Houston, TX	19.40%
Domestic Portfolio: Class III	Citigroup, Inc.	New York, NY	10.76%
Domestic Portfolio: Class III	The Bank of New York	New York, NY	9.44%
Domestic Portfolio: Class III	UMB Bank	Denver, CO	5.23%
Government Portfolio: Class I	State Street Bank	North Quincy, MA	6.63%
Government Portfolio: Class I	First Union Corp.	Charlotte, NC	5.06%
Government Portfolio: Class II	Bank One Corporation	Chicago, IL	32.94%
Government Portfolio: Class II	Fleet Financial Group Inc.	Boston, MA	13.83%
Government Portfolio: Class II	Standard Federal Bank	Farmington Hills, MI	10.49%
Government Portfolio: Class II	First Union Corp.	Charlotte, NC	8.59%
Government Portfolio: Class II	Chase Manhattan Corp.	Houston, TX	8.47%
Government Portfolio: Class II	First National Bank of Omaha	Omaha, NE	6.86%
Government Portfolio: Class III	Chase Manhattan Corp.	Houston, TX	32.29%
Government Portfolio: Class III	LaSalle Bank, N.A.	Chicago, IL	27.52%
Government Portfolio: Class III	Fleet Financial Group Inc.	Boston, MA	22.43%
Government Portfolio: Class III	First Tennesee National Corp.	Memphis, TN	7.37%
Money Market Portfolio: Class II	Bank One Corporation	Chicago, IL	62.45%
Money Market Portfolio: Class II	US Bancorp	Minneapolis, MN	12.15%
Money Market Portfolio: Class II	Fleet Financial Group Inc.	Boston, MA	11.12%
Money Market Portfolio: Class II	Bank One Corporation	Columbus, OH	5.69%
Money Market Portfolio: Class III	Fleet Financial Group	Boston, MA	22.41%
Money Market Portfolio: Class III	Chase Manhattan Corp.	Houston, TX	21.02%
Money Market Portfolio: Class III	Southwest Bank of Texas NA	Houston, TX	11.96%
Money Market Portfolio: Class III	First Union Corp.	Charlotte, NC	9.33%
Money Market Portfolio: Class III	US Bancorp	Minneapolis, MN	9.00%
Money Market Portfolio: Class III	UMB Bank	Denver, CO	7.07%
Money Market Portfolio: Class III	Chase Manhattan Corp.	New York, NY	6.74%
Money Market Portfolio: Class III	The Bank of New York	New York, NY	5.45%
Tax Exempt Portfolio: Class I	Goulston & Storrs, P.C.	Boston, MA	9.84%
Tax Exempt Portfolio: Class I	Fleet Financial Group Inc.	Providence, RI	9.47%
Tax Exempt Portfolio: Class I	First Tennessee National Corp.	Memphis, TN	7.20%
Tax Exempt Portfolio: Class I	Chase Manhattan Corp.	New York, NY	6.12%
Tax Exempt Portfolio: Class I	CDW Computer Centers, Inc.	Buffalo Grove, IL	5.23%
Tax Exempt Portfolio: Class II	Fleet Financial Group Inc.	Boston, MA	60.44%
Tax Exempt Portfolio: Class II	BankAmerica Corp.	San Francisco, CA	15.55%
Tax Exempt Portfolio: Class II	Bank of Oklahoma NA	Tulsa, OK	5.52%
Tax Exempt Portfolio: Class III	Fleet Financial Group Inc.	Boston, MA	29.17%
Tax Exempt Portfolio: Class III	US Bancorp	Minneapolis, MN	17.70%
Tax Exempt Portfolio: Class III	Simmons First National Bank	Little Rock, AR	11.13%
Tax Exempt Portfolio: Class III	UMB Bank	Denver, CO	8.71%
Tax Exempt Portfolio: Class III	Southwest Bank of St. Louis	St. Louis, MO	8.13%
Tax Exempt Portfolio: Class III	Illinois National Bank	Springfield, IL	6.96%
Tax Exempt Portfolio: Class III	Southwest Bank of Texas N.A.	Houston, TX	6.39%
Treasury Only Portfolio: Class I	Allen & Company Incorporate	New York, NY	6.83%
Treasury Only Portfolio: Class I	State Street Bank	North Quincy, MA	6.47%
Treasury Only Portfolio: Class I	Data General Corp.	Westborough, MA	6.39%
Treasury Only Portfolio: Class I	First National Bank of Fort Smith	Fort Smith, AR	5.80%
Treasury Only Portfolio: Class I	Wien Malkin & Bettex	New York, NY	5.33%
Treasury Only Portfolio: Class II	US Bancorp	Minneapolis, MN	36.66%
Treasury Only Portfolio: Class II	United National Bank & Trust Co.	Canton, OH	33.43%
Treasury Only Portfolio: Class II	Chase Manhattan Corp.	Houston, TX	11.99%
Treasury Only Portfolio: Class II	Fleet Financial Group Inc.	Boston, MA	7.55%
Treasury Only Portfolio: Class III	Fleet Financial Group Inc.	Boston, MA	39.44%
Treasury Only Portfolio: Class III	First American Trust Company	Santa Ana, CA	28.57%
Treasury Only Portfolio: Class III	Southwest Bank of Texas N.A.	Houston, TX	7.87%
Treasury Only Portfolio: Class III	HSBC USA, Inc.	Buffalo, NY	7.34%
Treasury Only Portfolio: Class III	Simmons First National Bank	Little Rock, AR	5.71%
Treasury Portfolio: Class I	Allen & Company Incorporated	New York, NY	12.59%
Treasury Portfolio: Class I	UMB Bank	Kansas City, MO	11.24%
Treasury Portfolio: Class I	Standard Federal Bank	Farmington Hills, MI	7.40%
Treasury Portfolio: Class I	Southwest Bank of Texas N.A.	Houston, TX	5.93%
Treasury Portfolio: Class I	El Paso Corporation	Houston, TX	5.22%
Treasury Portfolio: Class II	Citigroup Inc.	New York, NY	60.38%
Treasury Portfolio: Class II	HSBC USA, Inc.	Buffalo, NY	18.00%
Treasury Portfolio: Class II	Bank One Corporation	Chicago, IL	11.49%
Treasury Portfolio: Class III	The Bank of New York	New York, NY	61.97%
Treasury Portfolio: Class III	Chase Manhattan Corp.	New York, NY	18.91%

FMR has advised the trust that for all Proposals contained in this Proxy Statement, it will vote its shares at the Meeting FOR each proposal. To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

Shareholders of record at the close of business on January 15, 2002 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of each fund's annual report for the fiscal year ended March 31, 2001 and the semiannual report for the fiscal period ended September 30, 2001 call 1-800-843-3001 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the entire trust. A plurality of all votes cast at the Meeting is sufficient to approve Proposal 3. Approval of Proposals 4 through 8 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate funds. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

1. TO CONTINUE THE EFFECTIVENESS OF ARTICLE VII, SECTION 7.04 OF THE TRUST INSTRUMENT

The Board of Trustees recommends that shareholders vote to continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.

On September 14, 2000, pursuant to authority granted to the Trustees under Article XI, Section 11.08 of the Trust Instrument and applicable laws, the Trustees modified a provision in the Trust Instrument to resolve any legal uncertainty regarding derivative actions brought on behalf of a fund. Under state law in order for a shareholder to file most derivative actions on behalf of a fund, the shareholder must first make demand on the Trustees of the fund to bring the claim. However, claims for violation of fiduciary duty involving the receipt of compensation by an adviser can be brought directly by the shareholder without first making demand on the Trustees. Notwithstanding their authority to amend the Trust Instrument, the Trustees authorized the submission of this amendment to shareholders to vote on the continued effectiveness of the provision. The amended provision currently in effect is set forth below.

Section 7.04. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

The amendment provides that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand by a shareholder to bring a derivative action on behalf of a fund due to his or her service on boards of trustees of other funds with the same or affiliated investment advisor or underwriter. There is some legal uncertainty regarding whether a Trustee serving on multiple boards of trustees is independent of the investment advisor and, therefore, permitted to consider a pre-suit demand by a shareholder seeking to assert a claim against a fund's investment advisor. The Trustees seek to ensure that they retain the ability to manage the affairs of the funds, including control of derivative actions that are brought on behalf of a fund. This provision in the amendment will resolve any legal uncertainty by expressly stating that a Trustee shall not be deemed to have a personal interest or otherwise be disqualified from considering a pre-suit demand due to his or her service on multiple fund boards of trustees.

Continuing the effectiveness of the amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in shareholders' interests.

If shareholders do not vote to continue the provision's effectiveness, the Trustees will execute an amended and restated Trust Instrument which replaces the version of Article VII, Section 7.04 discussed above with the following version which appeared prior to the September 14, 2000 amendment by the Trustees.

Section 7.04. Except as otherwise provided in Section 3816 of the Delaware Act, all matters relating to the bringing of derivative actions in the right of the Trust shall be governed by the General Corporation Law of the State of Delaware relating to derivative actions, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Shareholders were shareholders of a Delaware corporation.

Conclusion. The Board of Trustees has concluded that continuing the effectiveness of the amendment to Article VII, Section 7.04 of the Trust Instrument is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that shareholders vote FOR the proposal. If the proposal is approved, Article VII, Section 7.04 will remain unchanged as it appears in the current Trust Instrument. If the proposal is not approved, the Trustees will execute an amended and restated Trust Instrument incorporating the version of Article VII, Section 7.04 that was in effect prior to the September 14, 2000 amendment by the Trustees.

2. TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED TRUST INSTRUMENT.

The Board of Trustees has approved, and recommends that the shareholders of the trust authorize them to adopt and execute, an amended and restated Trust Instrument in the form attached to this Proxy Statement as Exhibit 1 (New Trust Instrument). The New Trust Instrument has been marked to show changes from the trust's existing Trust Instrument (Current Trust Instrument). The New Trust Instrument is a standard form that will be used for all new Fidelity funds organized as Delaware business trusts going forward.

The New Trust Instrument gives the Trustees more flexibility and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the funds to operate in a more efficient and economical manner. Adoption of the New Trust Instrument will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the shareholders' interests. Before utilizing any new flexibility that the New Trust Instrument may afford, the Trustees must first consider the shareholders' interests and then act in accordance with such interests.

Under the Current Trust Instrument, shareholders generally have the right to vote on any amendment affecting their right to vote, any amendment affecting the amendment provisions of the Trust Instrument, any amendment required by law or the trust's registration statement, and any matter submitted to the shareholders by the Trustees. On November 18, 1999, the Trustees approved the form of the New Trust Instrument. On December 14, 2000, the Trustees approved additional changes to the form of the New Trust Instrument, which changes have been incorporated into the form attached to this Proxy Statement. On June 14, 2001, the Board authorized the submission of the New Trust Instrument to the trust's shareholders for their authorization at this Meeting.

The New Trust Instrument amends the Current Trust Instrument in three significant ways.

Number of Trustees. The New Trust Instrument modifies the Current Trust Instrument to allow the Trustees to increase the maximum number of Trustees from twelve (12) to fourteen (14). This increase is intended to enhance the flexibility of the Board to organize itself and its committees in overseeing management of the Fidelity Funds and to expand the level of the Board's expertise.

Reorganization or Termination of the Trust or Its Series or Classes. Unlike the Current Trust Instrument, the New Trust Instrument generally permits the Trustees, subject to applicable Federal and state law, to reorganize or terminate all or a portion of the trust or any of its series or classes. The Current Trust Instrument requires shareholder approval in order to reorganize or terminate the trust or any of its series except for certain reorganizations whose purpose is to change the form of organization of the trust.

Under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to authorize the reorganization of all or a portion of the trust, a fund or class into another entity. For example, in order to consolidate and streamline the production and mailing of certain financial reports and prospectuses, the Trustees may determine that it would be in the shareholders' interests to reorganize a fund into a trust with a different fiscal year-end. Under the Current Trust Instrument, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. In contrast, the New Trust Instrument gives the Trustees the flexibility to reorganize all or a portion of the trust or any of its series or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

Similarly, under certain circumstances, it may not be in the shareholders' interest to require a shareholder meeting to permit the Trustees to terminate a fund or class. For example, a fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Trustees may determine that terminating the fund is in the shareholders' interest and the only appropriate course of action. The process of obtaining shareholder approval of the fund's termination may, however, make it more difficult to complete the fund's liquidation and termination and, in general, will increase the costs associated with the termination. In such a case, it may be in the shareholders' interest to permit fund termination without incurring the costs and delays of a shareholder meeting.

As discussed above, before allowing a trust, fund or class reorganization or termination to proceed without shareholder approval, the Trustees have a fiduciary responsibility to first determine that the proposed transaction is in the shareholders' interest. Any exercise of the Trustees' increased authority under the New Trust Instrument is also subject to any applicable requirements of the 1940 Act and Delaware law. Of course, in all cases, the New Trust Instrument would require that shareholders receive written notification of any proposed transaction.

The New Trust Instrument does not give the Trustees the authority to merge a fund or class with another operating mutual fund or sell all or a portion of a class or fund's assets to another operating mutual fund without first seeking shareholder approval. Under the New Trust Instrument, shareholder approval is still required for these transactions.

Initial Approval of Management Contracts. The New Trust Instrument modifies the Current Trust Instrument to allow the Trustees, on behalf of a new fund, to enter into a management contract with FMR subject to the provisions of Section 15 of the 1940 Act, as modified or interpreted by the SEC. The Current Trust Instrument explicitly requires the vote of a majority of the outstanding voting securities of a fund to initially approve such a contract. The SEC permits the sole initial shareholder, usually FMR or an affiliate, to approve the initial management contract rather than the fund's public shareholders. The New Trust Instrument would clarify that approval by the sole initial shareholder is sufficient if permitted by the SEC.

Conclusion. The Board of Trustees has concluded that the proposed adoption of the New Trust Instrument is in the best interests of the trust's shareholders. Accordingly, the Trustees unanimously recommend that the shareholders vote FOR the proposal to authorize them to adopt and execute the New Trust Instrument. If the proposal is not approved, the Current Trust Instrument will remain unchanged and in effect. As explained in Proposal 1, please note that, notwithstanding approval of Proposal 2, if Proposal 1 is not approved, the Trustees will execute an amended and restated Trust Instrument incorporating the version of Article VII, Section 7.04 that was in effect prior to the September 14, 2000 amendment of Article VII, Section 7.04 by the Trustees.

3. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. The Trustees have determined that the Board of Trustees should be expanded from a maximum of twelve to a maximum of fourteen members and have fixed the number of Trustees at thirteen. Pursuant to the provisions of the Trust Instrument of Colchester Street Trust, the increase in the size of the Board of Trustees is subject to shareholder approval (see Proposal 2). If shareholders approve expansion of the Board of Trustees, it is intended that the enclosed proxy card will be voted for the election as Trustees of the thirteen nominees listed below unless such authority has been withheld in the proxy card. Otherwise, the number of Trustees will continue to be fixed at twelve and the enclosed proxy card will be voted for all nominees listed below except for William S. Stavropoulos, unless such authority has been withheld in the proxy card.

Except for Mr. Stavropoulos, all nominees named below are currently Trustees of Colchester Street Trust and have served in that capacity continuously since originally elected or appointed. J. Michael Cook, Abigail P. Johnson, Marie L. Knowles, and Ned C. Lautenbach were selected by the trust's Nominating and Administration Committee (see page 21) and were appointed to the Board on January 1, 2001, June 15, 2001, January 1, 2001, and January 1, 2000, respectively. Mr. Stavropoulos is currently a Member of the Advisory Board of the trust. Mr. Stavropoulos was selected by the trust's Nominating and Administration Committee and was appointed as a Member of the Advisory Board on November 1, 2000. Except for Edward C. Johnson 3d and Ms. Johnson, none of the nominees are related to one another. Ms. Johnson is Mr. Johnson's daughter.

Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235.

Except for Mr. Cook, Robert M. Gates, Ms. Johnson, Ms. Knowles, Mr. Lautenbach, and Mr. Stavropoulos, each of the nominees is currently a Trustee of 56 registered investment companies advised by FMR. Mr. Gates is currently a Trustee of 55 registered investment companies advised by FMR. Messrs. Cook and Lautenbach and Mses. Johnson and Knowles are currently Trustees of 54 registered investment companies advised by FMR. Mr. Stavropoulos is currently a Trustee of 26 registered investment companies advised by FMR.

If shareholders approve an increase in the size of the Board of Trustees, in the election of Trustees, those thirteen nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected. If shareholders do not approve an increase in the size of the Board of Trustees, in the election of Trustees, those twelve nominees (not including Mr. Stavropoulos) receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Nominee (Age)	Principal Occupation**	Year of Election or Appointment
J. Michael Cook (59)

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP, Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of AT&T (2001), International Flavors & Fragrances, Inc. (2000), Rockwell Automation International (2000), The Dow Chemical Company (2000), and HCA - The Healthcare Company (1999). He is a Member of the Advisory Board of the Securities Regulation Institute, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), a Director of the STAR Foundation (Society to Advance the Retarded and Handicapped), and is Chairman of the Accountability Advisory Panel to the Comptroller General of the United States. He also serves as a member of the Board of Overseers of the Columbia Business School and a Member of the Advisory Board of the Graduate School of Business of the University of Florida.

		2001
Ralph F. Cox (69)

President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of Waste Management Inc. (non-hazardous waste), CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

		1991
Phyllis Burke Davis (70)	Retired from Avon Products, Inc. where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (industrial conglomerate), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., Nabisco Brands, Inc., and Standard Brands, Inc. In addition, she is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998).	1992
Robert M. Gates (58)

A consultant, educator, and lecturer. Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), TRW Inc. (automotive, space, defense, and information technology), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Mr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines) and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Mr. Gates also is a Trustee of the Forum for International Policy.

		1997
*Abigail P. Johnson (40)

Senior Vice President of Domestic Portfolio (2001), Government Portfolio (2001), Money Market Portfolio (2001), Tax-Exempt Portfolio (2001), Treasury Portfolio (2001), and Treasury Only Portfolio (2001). Ms. Johnson also serves as a Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the funds, is Ms. Johnson's father.

		2001
*Edward C. Johnson 3d (71)

President of Domestic Portfolio, Government Portfolio, Money Market Portfolio, Tax-Exempt Portfolio, Treasury Portfolio, and Treasury Only Portfolio. Mr. Johnson also serves as President of other Fidelity funds. He is Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; a Director of Fidelity Management & Research (U.K.) Inc.; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director (1997) of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc. Abigail P. Johnson is Mr. Johnson's daughter.

		1970
Donald J. Kirk (69)

Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section, a Public Governor of the National Association of Securities Dealers, Inc. (1996), and of the American Stock Exchange (2001), a Director and former Chairman of the Board of Directors of National Arts Stabilization Inc., a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, and a Director of the Yale-New Haven Health Services Corp. (1998). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

		1987
Marie L. Knowles (55)

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and America West Holdings Corporation (aviation and travel services, 1999) and previously served as a Director of ARCO Chemical Corporation and Vastar Resources, Inc. Ms. Knowles is a Trustee of the Brookings Institution and serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

		2001
Ned C. Lautenbach (58)

Partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the IBM Corporation from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and Chief Executive Officer (1999) and as a Director (1998) of Acterna Corporation (telecommunications testing and management). He is also Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (industrial conglomerate, 1997), Axcelis Technologies (semiconductors, 2000), and the Philharmonic Center for the Arts in Naples, Florida (1999). He also serves on the Board of Trustees of Fairfield University and is a member of the Council on Foreign Relations.

		2000
*Peter S. Lynch (59)	Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.	1990
Marvin L. Mann (68)	Chairman of the non-interested Trustees (2001), is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of Imation Corp. (imaging and information storage, 1997). He is also a Board member of Acterna Corporation (telecommunications testing and management, 1999).	1993
William O. McCoy (68)

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility, 1996), and Acterna Corporation (telecommunications testing and management, 1999). He is also a partner of Franklin Street Partners (private investment management firm, 1997) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flager Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

		1997
William S. Stavropoulos (62)

Member of the Advisory Board of Colchester Street Trust (2000). Mr. Stavropoulos also serves as a Trustee (2001) or Member of the Advisory Board (2000) of other investment companies advised by FMR. He is Chairman of the Board and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions, 1997), BellSouth Corporation (telecommunications, 1997), and the Chemical Financial Corporation. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research and Fordham University. In addition, Mr. Stavropoulos is a member of the American Chemical Society, The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

		--

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of November 30, 2001 the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each funds' outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of three interested and nine non-interested Trustees, met eleven times during the twelve months ended March 31, 2001. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.

The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates and Lautenbach, and Ms. Knowles are members of the committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended March 31, 2001, the committee held four meetings. For additional information on each fund's auditor, refer to the section entitled "Independent Accountants" beginning on page 34.

The trust's Nominating and Administration Committee is currently composed of Messrs. Mann (Chairman), Cox, and Gates. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended March 31, 2001, the committee held six meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended March 31, 2001, or calendar year ended December 31, 2001, as applicable.

Compensation Table
AGGREGATE COMPENSATION FROM A FUND	Edward C. Johnson 3d*	Abigail P. Johnson*,#	J. Michael Cook **	Ralph F. Cox	Phyllis Burke Davis	Robert M. Gates	Donald J. Kirk	Marie L. Knowles ***
Treasury Portfolio	$ 0	$ 0	$ 2,319	$ 2,346	$ 2,346	$ 2,346	$ 2,345	$ 1,775
Treasury Only Portfolio	$ 0	$ 0	$ 393	$ 398	$ 398	$ 398	$ 398	$ 303
Government Portfolio	$ 0	$ 0	$ 2,231	$ 2,256	$ 2,256	$ 2,256	$ 2,251	$ 1,682
Domestic Portfolio	$ 0	$ 0	$ 1,901	$ 1,924	$ 1,924	$ 1,924	$ 1,920	$ 1,489
Money Market PortfolioB	$ 0	$ 0	$ 5,024	$ 5,083	$ 5,083	$ 5,083	$ 5,073	$ 3,964
Tax-Exempt Portfolio	$ 0	$ 0	$ 550	$ 556	$ 556	$ 556	$ 556	$ 413
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 0	$ 0	$ 256,500	$ 256,500	$ 250,500	$ 259,500	$ 256,500	$ 256,500
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Peter S. Lynch*	Marvin L. Mann	William O. McCoy	Gerald C. McDonough *****	William S. Stavropolous ****	Thomas R. Williams *****
Treasury Portfolio	$ 2,346	$ 0	$ 2,489	$ 2,346	$ 2,133	$ 996	$ 1,651
Treasury Only Portfolio	$ 398	$ 0	$ 424	$ 398	$ 353	$ 177	$ 273
Government Portfolio	$ 2,256	$ 0	$ 2,406	$ 2,256	$ 1,988	$ 1,006	$ 1,541
Domestic Portfolio	$ 1,924	$ 0	$ 2,058	$ 1,924	$ 1,665	$ 910	$ 1,286
Money Market PortfolioB	$ 5,083	$ 0	$ 5,427	$ 5,083	$ 4,441	$ 2,334	$ 3,431
Tax-Exempt Portfolio	$ 556	$ 0	$ 590	$ 556	$ 507	$ 235	$ 393
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 256,500	$ 0	$316,500	$ 297,000	$ 0	$ 255,000	$ 0

* Interested persons are compensated by FMR.

** During the period from March 16, 2000 through December 31, 2000, Mr. Cook served as a Member of the Advisory Board of the trust. Effective January 1, 2001, Mr. Cook serves as a Member of the Board of Trustees.

*** During the period from June 15, 2000 through December 31, 2000, Ms. Knowles served as a Member of the Advisory Board of the trust. Effective January 1, 2001, Ms. Knowles serves as a Member of the Board of Trustees.

**** Effective November 1, 2000, Mr. Stavropoulos serves as a Member of the Advisory Board.

***** Messrs. McDonough and Williams served on the Board of Trustees through December 31, 2000.

# Ms. Johnson served as a Member of the Advisory Board of the trust through June 14, 2001. Effective June 15, 2001, Ms. Johnson serves as a Member of the Board of Trustees.

A Information is for the calendar year ended December 31, 2001 for 264 funds in the complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2001, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $26,734. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $30,723; Ralph F. Cox, $30,723; Ned C. Lautenbach, $38,103; and William O. McCoy, $38,103.

B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees. The following amounts are required to be deferred by each non-interested Trustee: J. Michael Cook, $934; Ralph F. Cox, $3,134; Phyllis Burke Davis, $3,134; Robert M. Gates, $3,134; Donald J. Kirk, $3,134; Marie L. Knowles, $934; Ned C. Lautenbach, $3,134; Marvin L. Mann, $3,387; William O. McCoy, $3,134; Gerald C. McDonough, $2,795; and Thomas R. Williams, $2,200. Certain of the non-interested Trustees' aggregate compensation from a fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $1,240; William O. McCoy, $339; and Thomas R. Williams, $901.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

4. TO MODIFY TAX-EXEMPT PORTFOLIO'S FUNDAMENTAL 80% INVESTMENT POLICY.

The Board of Trustees has approved, and recommends that the shareholders of Tax-Exempt Portfolio approve a proposal to modify the fund's fundamental 80% investment policy. The fund's current fundamental 80% investment policy provides that:

"The fund, under normal conditions, will invest so that at least 80% of its income distributions is exempt from federal income tax."

If the proposal is approved, the fund would adopt the following fundamental 80% investment policy (additional language is underlined; deleted language [bracketed]):

"The fund [, under normal conditions, will] normally invests [so that] at least 80% of its [income distributions] assets in municipal securities whose interest is exempt from federal income tax."

If shareholders approve this proposal, the fund's fundamental 80% investment policy would move from an 80% "income test" to an 80% "asset test," which is standard for other Fidelity municipal money market funds. Adopting an asset-based 80% investment policy would facilitate FMR's compliance monitoring efforts. Fundamental policies can be changed only with shareholder approval. The modification of the current fundamental policy is not expected to have a material effect on the way the fund is managed.

Conclusion. The Board of Trustees believes that modifying the fund's fundamental 80% investment policy will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the change will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental 80% investment policy will remain unchanged.

5. TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY OF TAX-EXEMPT PORTFOLIO.

The Board of Trustees has approved, and recommends that the shareholders of Tax-Exempt Portfolio approve, a proposal that would eliminate the fund's fundamental investment policy regarding investing in high-quality, short-term municipal obligations.

The fund's fundamental investment objective and a fundamental investment policy regarding high-quality, short-term municipal obligations currently read as follows:

"Tax-Exempt Portfolio seeks to obtain as high a level of interest income exempt from federal income tax as is consistent with a portfolio of high- quality, short-term municipal obligations selected on the basis of liquidity and stability of principal."

If the proposal is approved, the fund's fundamental investment objective would remain unchanged, but the fundamental investment policy would be eliminated as follows (deleted language is [bracketed]):

"Tax-Exempt Portfolio seeks to obtain as high a level of interest income exempt from federal income tax as is consistent with [a portfolio of high- quality, short-term municipal obligations selected on the basis of] liquidity and stability of principal."

Because the foregoing investment policy is fundamental, it cannot be modified or eliminated without shareholder approval.

Discussion of Proposed Modification. Eliminating the foregoing fundamental policy will allow the fund to more clearly communicate its investment objective and investment strategies to shareholders by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines.

If the proposal is approved, the fund will continue to invest in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments. In addition, if the proposal is approved, the fund will continue to rely on its existing non-fundamental policy of normally investing in municipal money market securities rated in the highest category by at least one nationally recognized rating service or in one of the two highest categories by another service if rated by more than one, or, if unrated, determined to be of equivalent quality to the highest category by FMR. Fundamental policies can be changed or eliminated only with shareholder approval, while changes in non-fundamental policies can be changed or eliminated without shareholder approval. Changes in non-fundamental policies, however, are still subject to the supervision of the Board of Trustees.

Eliminating the fundamental investment policy as proposed is not expected to have any material effect on the way the fund is managed.

Conclusion. The Board of Trustees has concluded that eliminating the fundamental investment policy as described above is in the best interest of the fund and its shareholders. The Trustees recommend voting FOR the proposal. If approved by shareholders, the change will become effective when the prospectus is revised to reflect to it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment policy discussed above will not change.

6. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE "SECURITIES OF OTHER INVESTMENT COMPANIES" FROM THE LIMITATION.

Each fund's current fundamental investment limitation concerning diversification states:

"The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."

The Trustees recommend that shareholders of each fund vote to replace each fund's fundamental investment limitation with the following amended fundamental investment limitation governing diversification (additional language is underlined; deleted language is [bracketed]):

"The fund may not [with respect to 75% of the fund's total assets,] purchase the securities of any issuer, [(other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies)] if, as a result, [(a) more than 5% of] the [fund's total assets] fund would [be invested in] not comply with any applicable diversification requirements for a money market fund under the [securities] Investment Company Act of [that issuer, or (b)] 1940 and the [fund would hold more than 10% of the outstanding voting securities of that issuer] rules thereunder, as such may be amended from time to time."

The primary purpose of the proposal is to update each fund's current fundamental diversification limitation for changes in the regulatory restrictions applicable to money market funds. In addition, the proposed fundamental diversification limitation would allow each fund to invest in other money market funds.

Rule 2a-7 under the 1940 Act prohibits a taxable or national municipal money market fund from investing more than 5% of its total assets in a single issuer except that a fund may invest up to 25% of its total assets in certain issuers for up to three days. U.S. Government securities and money market funds are excluded from this limitation. To the extent Rule 2a-7 is more restrictive than Tax-Exempt Portfolio's current fundamental investment limitation, Tax-Exempt Portfolio complies with Rule 2a-7 in addition to its investment limitation.

Subject to restrictions in the 1940 Act (in addition to those in Rule 2a-7) and each fund's other investment policies and limitations, the fund would be able to invest in securities of other money market funds. The 1940 Act permits a money market fund to invest all or a portion of its assets in other money market funds subject to restrictions on the level of its investment and/or the fees charged. In addition, FMR has received exemptive orders from the Securities and Exchange Commission permitting a money market fund to invest in affiliated money market funds subject to different restrictions on the level of its investment and the fees charged.

Currently under an exemptive order from the SEC, FMR may invest up to 25% of each fund's total assets in money market funds managed by FMR or an affiliate. Each fund does not currently invest in such funds for cash management purposes.

If the proposal is approved, each fund could invest more significantly in other money market funds. For example, each fund could invest more than 25% of its total assets in another money market fund rather than invest directly in securities if such money market fund followed the same investment strategy as each fund for that portion of its assets. The Trustees would permit this type of structure if they determined that such an investment strategy was in the best interests of each fund and its shareholders. At present, the Trustees have not considered any specific proposal to invest in such a manner.

If the new fundamental investment limitation is adopted as proposed, the Trustees intend to adopt the following non-fundamental diversification limitation for each fund (additional language is underlined):

"The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days."

For purposes of each fund's non-fundamental diversification limitations, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders and the non-fundamental limitation cannot be changed without the approval of the Board of Trustees.

Conclusion. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental diversification limitation will not change.

7. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.

Each fund's current fundamental investment limitation concerning underwriting states:

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."

The Trustees recommend that shareholders of each fund vote to replace this limitation with the following amended fundamental investment limitation governing underwriting (additional language is underlined):

"The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies."

Discussion of Proposed Modification. The primary purpose of the proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such investment, each fund is technically considered an underwriter under federal securities laws.

The proposal also serves to conform each fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new limitation may not be changed without the approval of shareholders.

Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the securities or instruments in which each fund invests.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

8. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.

Each fund's current fundamental investment limitation concerning lending is as follows:

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."

The Trustees recommend that the shareholders of each fund vote to replace each fund's limitation with the following amended fundamental investment limitation governing lending (additional language is underlined):

"The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments."

Discussion of Proposed Modification. The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. If the proposal is approved, the new fundamental lending limitation cannot be changed without the approval of shareholders.

Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participations or other debt instruments are not considered lending.

As income earned from loans is generally subject to federal tax, Tax-Exempt Portfolio has no current intention of making loans, other than through the purchase of debt securities.

Tax-Exempt Portfolio and Treasury Only Portfolio currently have a non-fundamental limit that restricts each fund from engaging in repurchase agreements and making loans other than by purchasing debt securities.

Domestic Portfolio, Government Portfolio, Money Market Portfolio, and Treasury Portfolio currently have a non-fundamental limit that restricts each fund from lending other than by purchasing debt securities or repurchase agreements, or lending up to 15% of its net assets to a registered investment company or portfolio for which FMR or an affiliate serves as adviser.

Loans and other forms of debt instruments are used by issuers to borrow money. Loans may be subject to restrictions on resale. Purchasers of loans and other forms of debt instruments depend primarily upon the creditworthiness of the borrower for payment of interest and principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans, loan participations, and other forms of direct debt instruments involve a risk of loss in case of default or insolvency of the borrower, lending bank, or other intermediary.

When a fund lends a security, it receives in return collateral in an amount at least equal in value to the security loaned. A fund could incur expenses if the borrower defaults on its obligation to return the securities loaned for any reason.

The Trustees may change non-fundamental limitations in response to regulatory, market, legal or other developments without the approval of shareholders.

Conclusion. The Board of Trustees has concluded that the proposal will benefit each fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the prospectus and/or statement of additional information are revised to reflect it. If the proposal is not approved by the shareholders of a fund, that fund's current limitation will remain unchanged.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Abigail P. Johnson, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Mr. Johnson 3d, Ms. Johnson, John H. Costello, Robert A. Dwight, Maria F. Dwyer, Paul F. Maloney, Thomas J. Simpson, Eric D. Roiter, Dwight D. Churchill, Stanley N. Griffith, Boyce I. Greer, and Robert K. Duby, Robert A. Litterst, and John J. Todd are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of John H. Costello, Robert A. Dwight, Maria F. Dwyer, Paul F. Maloney, and Thomas J. Simpson, all of these persons hold or have options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

The executive officers of the trust include: Messrs. Johnson 3d and Lynch, Ms. Johnson, Messrs. Greer, Duby, Litterst, and Todd. Additional information about Messrs. Johnson 3d and Lynch, and Ms. Johnson, can be found in Proposal 3. Additional information about other executive officers of the trust can be found in the following table. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Name (Age)	Principal Occupation(s) During Past Five Years
Boyce I. Greer (46)

Vice President of Domestic Portfolio (1997), Government Portfolio (1997), Money Market Portfolio (1997), Tax-Exempt Portfolio (1997), Treasury Only Portfolio (1997), and Treasury Portfolio (1997). He serves as Executive Vice President of Fidelity's Fixed-Income Division (2000), Vice President and Group Leader of Fidelity's Money Market Funds (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Previously, Mr. Greer served as Vice President and Group Leader of Fidelity's Municipal Fixed-Income Investments (1995-1997) and Vice President and Group Leader of Fidelity's Municipal Bond Funds (2000).

Robert Duby (55)	Vice President of Money Market Portfolio (1997), and other funds advised by FMR. Prior to his current responsibilities, Mr. Duby has managed a variety of Fidelity funds.
Robert Litterst (42)

Vice President of Government Portfolio (1997), Treasury Portfolio (1997), Treasury Only Portfolio (1997), and other funds advised by FMR. Prior to his current responsibilities, Mr. Litterst managed a variety of Fidelity funds.

John J. Todd (53)	Vice President of Domestic Portfolio (1997), and other funds advised by FMR. Prior to his current responsibilities, Mr. Todd managed a variety of Fidelity funds.

All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d and Ms. Abigail P. Johnson's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.

During the period April 1, 2000 through November 30, 2001, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.

ACTIVITIES AND MANAGEMENT OF FIMM

FIMM is a wholly-owned subsidiary of FMR formed in 1997 to provide portfolio management services to certain Fidelity funds and investment advice with respect to fixed-income instruments.

The Directors of FIMM are Edward C. Johnson 3d, Chairman, and Abigail P. Johnson, President. Mr. Johnson 3d is also President and a Trustee of the trust and of other funds advised by FMR; Chairman, Chief Executive Officer, and a Director of FMR Corp.; Chairman of the Board and of the Executive Committee of FMR; a Director of FMR; a Director of Fidelity Management & Research (U.K.) Inc. (FMR U.K.); Chairman and a Director of Fidelity Management & Research Far East Inc.(FMR Far East); and a Director of FMR Co., Inc. (FMRC). In addition, Ms. Johnson is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; President and a Director of FMR, and FMRC; and a Director of FMR Corp. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

INDEPENDENT ACCOUNTANTS

The firm of Deloitte & Touche LLP has been selected as independent accountants for each fund. Deloitte & Touche LLP, in accordance with Independence Standards Board Standard No. 1, has confirmed to the trust's Audit Committee that they are independent accountants with respect to the funds.

The independent accountants examine annual financial statements for the funds and provide other non-audit and tax-related services to the funds. FMR and the trust's Audit Committee have considered whether other non-audit services by Deloitte & Touche LLP are compatible with maintaining the independence of Deloitte & Touche LLP in its audit of the funds. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Fund-Related Fees

Audit Fees. For the fiscal year ended March 31, 2001, the approximate fee for professional services rendered for the audit of annual financial statements for each fund is shown in the table below.

Domestic Portfolio	$ 14,000
Government Portfolio	$ 14,000
Money Market Portfolio	$ 14,000
Tax-Exempt Portfolio	$ 14,000
Treasury Portfolio	$ 14,000
Treasury Only Portfolio	$ 14,000

All Other Fees. For the fiscal year ended March 31, 2001, Deloitte & Touche LLP was also paid approximately $18,000 for tax-related services rendered to the funds.

Non-Fund Related Fees

Financial Information Systems Design and Implementation Fees. For the fiscal year ended March 31, 2001, Deloitte & Touche LLP was also paid approximately $1,600,000 for designing or implementing hardware or software systems on behalf of FMR, FMR Corp., the ultimate parent company of FMR, and FMR Corp. affiliates.

All Other Fees. For the fiscal year ended March 31, 2001, Deloitte & Touche LLP was also paid approximately $1,600,000 for all other non-audit services rendered on behalf of FMR, FMR Corp., and FMR Corp. affiliates.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

The language to be added to the current Trust Instrument is underlined, and the language to be deleted is set forth in [brackets]. Headings that were underlined in the Trust's current Trust Instrument remain underlined in this Exhibit.

FORM OF
AMENDED AND RESTATED TRUST INSTRUMENT
COLCHESTER STREET TRUST

AMENDED AND RESTATED TRUST INSTRUMENT, made [September 14, 2000] _________, 20__ by each of the Trustees whose signature is affixed hereto (the "Trustees").

WHEREAS, the Trustees desire to amend and restate this Trust Instrument for the sole purpose of supplementing the Trust Instrument to incorporate amendments duly adopted; [and]

WHEREAS, this Trust was initially made on June 20, 1991 by Edward C. Johnson 3d, J. Gary Burkhead and John E. Ferris in order to establish a trust for the investment and reinvestment of funds contributed thereto; and

NOW, THEREFORE, the Trustees declare that all money and property contributed to the [t]Trust hereunder shall be held and managed in trust under this Amended and Restated Trust Instrument as herein set forth below.

ARTICLE I
NAME AND DEFINITIONS

NAME

Section 1.01. The name of the [t]Trust created hereby is the "Colchester Street Trust."

DEFINITIONS.

Section 1.02. Wherever used herein, unless otherwise required by the context or specifically provided:

(a) "Bylaws" means the Bylaws referred to in Article IV, Section 4.01(e) hereof, as from time to time amended;

(b) The term "Commission" has the meaning given it in the 1940 Act. The terms "Affiliated Person," "Assignment," "Interested Person" and "Principal Underwriter" shall have the meanings given them in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder. "Majority Shareholder Vote" shall have the same meaning as the term "vote of a majority of the outstanding voting securities" is given in the 1940 Act, as modified by or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted or interpretive releases of the Commission thereunder;

(c) The "Delaware Act" refers to Chapter 38 of Title 12 of the Delaware Code entitled "Treatment of Delaware Business Trusts," as it may be amended from time to time;

(d) "Net Asset Value" means the net asset value of each Series of the Trust determined in the manner provided in Article IX, Section 9.03 hereof;

(e) "Outstanding Shares" means those Shares shown from time to time in the books of the Trust or its Transfer Agent as then issued and outstanding, but shall not include Shares which have been redeemed or repurchased by the Trust and which are at the time held in the treasury of the Trust;

(f) "Series" means a series of Shares of the Trust established in accordance with the provisions of Article II, Section 2.06 hereof;

(g) "Shareholder" means a record owner of Outstanding Shares of the Trust;

(h) "Shares" means the equal proportionate transferable units of beneficial interest into which the beneficial interest of each Series of the Trust or class thereof shall be divided and may include fractions of Shares as well as whole Shares;

(i) The "Trust" refers to Colchester Street Trust and reference to the Trust, when applicable to one or more Series of the Trust, shall refer to any such Series;

(j) The "Trustees" means the person or persons who has or have signed this Trust Instrument, so long as he or they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article III hereof and reference herein to a Trustee or to the Trustees shall refer to the individual Trustees in their capacity as Trustees hereunder;

(k) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of one or more of the Trust or any Series, or the Trustees on behalf of the Trust or any Series; and

(l) The "1940 Act" refers to the Investment Company Act of 1940, as amended from time to time.

ARTICLE II
BENEFICIAL INTEREST

SHARES OF BENEFICIAL INTEREST

Section 2.01. The beneficial interest in the Trust shall be divided into such transferable Shares of one or more separate and distinct Series or classes of a Series as the Trustees shall from time to time create and establish. The number of Shares of each Series, and class thereof, authorized hereunder is unlimited. Each Share shall have no par value. All Shares issued hereunder, including without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.

ISSUANCE OF SHARES

Section 2.02. The Trustees in their discretion may, from time to time, without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, subject to applicable law, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares and Shares held in the treasury. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing the proportionate beneficial interests in the Trust. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000th of a Share or integral multiples thereof.

REGISTER OF SHARES AND SHARE CERTIFICATES

Section 2.03. A register shall be kept at the principal office of the Trust or an office of the Trust's transfer agent which shall contain the names and addresses of the Shareholders of each Series, the number of Shares of that Series (or any class or classes thereof) held by them respectively and a record of all transfers thereof. As to Shares for which no certificate has been issued, such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or other distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or other distribution, nor to have notice given to him as herein or in the Bylaws provided, until he has given his address to the transfer agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of share certificates and promulgate appropriate rules and regulations as to their use. Such certificates may be issuable for any purpose limited in the Trustees discretion. In the event that one or more certificates are issued, whether in the name of a shareholder or a nominee, such certificate or certificates shall constitute evidence of ownership of Shares for all purposes, including transfer, assignment or sale of such Shares, subject to such limitations as the Trustees may, in their discretion, prescribe.

TRANSFER OF SHARES

Section 2.04. Except as otherwise provided by the Trustees, Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate, if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

TREASURY SHARES

Section 2.05. Shares held in the treasury shall, until reissued pursuant to Section 2.02 hereof, not confer any voting rights on the Trustees, nor shall such Shares be entitled to any dividends or other distributions declared with respect to the Shares.

ESTABLISHMENT OF SERIES

Section 2.06. The Trust created hereby shall consist of one or more Series and separate and distinct records shall be maintained by the Trust for each Series and the assets associated with any such Series shall be held and accounted for separately from the assets of the Trust or any other Series. The Trustees shall have full power and authority, in their sole discretion, and without obtaining any prior authorization or vote of the Shareholders of any Series of the Trust, to establish and designate and to change in any manner any such Series of Shares or any classes of initial or additional Series and to fix such preferences, voting powers, rights and privileges of such Series or classes thereof as the Trustees may from time to time determine, to divide or combine the Shares or any Series or classes thereof into a greater or lesser number, to classify or reclassify any issued Shares or any Series or classes thereof into one or more Series or classes of Shares, and to take such other action with respect to the Shares as the Trustees may deem desirable. The establishment and designation of any Series shall be effective upon the adoption of a resolution by a majority of the Trustees setting forth such establishment and designation and the relative rights and preferences of the Shares of such Series, whether directly in such resolution or by reference to, or approval of, another document that sets forth such relative rights and preferences of the Shares of such Series including, without limitation, any registration statement of the Trust, or as otherwise provided in such resolution. A Series may issue any number of Shares and need not issue shares. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may by a majority vote abolish that Series and the establishment and designation thereof.

All references to Shares in this Trust Instrument shall be deemed to be Shares of any or all Series, or classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust, and each class thereof, except as the context otherwise requires.

Each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series. Each holder of Shares of a Series shall be entitled to receive his pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of his Shares, such Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

INVESTMENT IN THE TRUST

Section 2.07. The Trustees shall accept investments in any Series of the Trust from such persons and on such terms as they may from time to time authorize. At the Trustees' discretion, such investments, subject to applicable law, may be in the form of cash or securities in which the affected Series is authorized to invest, valued as provided in Article IX, Section 9.03 hereof. Investments in a Series shall be credited to each Shareholder's account in the form of full Shares at the Net Asset Value per Share next determined after the investment is received; provided, however, that the Trustees may, in their sole discretion, (a) fix the Net Asset Value per Share of the initial capital contribution, (b) impose a sales charge or other fee upon investments in the Trust in such manner and at such time determined by the Trustees or (c) issue fractional Shares.

ASSETS AND LIABILITIES OF SERIES

Section 2.08. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall be held and accounted for separately from the other assets of the Trust and of every other Series and may be referred to herein as "assets belonging to" that Series. The assets belonging to a particular Series shall belong to that Series for all purposes, and to no other Series, subject only to the rights of creditors of that Series. In addition, any assets, income, earnings, profits or funds, or payments and proceeds with respect thereto, which are not readily identifiable as belonging to any particular Series shall be allocated by the Trustees between and among one or more of the Series in such manner as the Trustees, in their sole discretion, deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes, and such assets, income, earnings, profits or funds, or payments and proceeds with respect thereto shall be assets belonging to that Series. The assets belonging to a particular Series shall be so recorded upon the books of the Trust, and shall be held by the Trustees in trust for the benefit of the holders of Shares of that Series. The assets belonging to each particular Series shall be charged with the liabilities of that Series and all expenses, costs, charges and reserves attributable to that Series. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular Series shall be allocated and charged by the Trustees between or among any one or more of the Series in such manner as the Trustees in their sole discretion deem fair and equitable. Each such allocation shall be conclusive and binding upon the Shareholders of all Series for all purposes. Without limitation of the foregoing provisions of this Section 2.08, but subject to the right of the Trustees in their discretion to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets of such Series only, and not against the assets of the Trust generally. Notice of this limitation on inter-Series liabilities may, in the Trustee's sole discretion, be set forth in the certificate of trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the certificate of trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on inter-Series liabilities (and the statutory effect under Section 3804 of setting forth such notice in the certificate of trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, liability, obligation or expense incurred, contracted for or otherwise existing with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

NO PREEMPTIVE RIGHTS

Section 2.09. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or the Trustees, whether of the same or other Series.

PERSONAL LIABILITY OF SHAREHOLDERS

Section 2.10. Each Shareholder of the Trust and of each Series shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. Every note, bond, contract or other undertaking issued by or on behalf of the Trust or the Trustees relating to the Trust or to a Series shall include a recitation limiting the obligation represented thereby to the Trust or to one or more Series and its or their assets (but the omission of such a recitation shall not operate to bind any Shareholder or Trustee of the Trust).

ASSENT TO TRUST INSTRUMENT

Section 2.11. Every Shareholder, by virtue of having purchased a Share shall become a Shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

ARTICLE III
THE TRUSTEES

MANAGEMENT OF THE TRUST

Section 3.01. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by this Trust Instrument. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without the State of Delaware, in any and all states of the United States of America, in the District of Columbia, in any and all commonwealths, territories, dependencies, colonies, or possessions of the United States of America, and in any foreign jurisdiction and to do all such other things and execute all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Trust Instrument, the presumption shall be in favor of a grant of power to the Trustees.

The enumeration of any specific power in this Trust Instrument shall not be construed as limiting the aforesaid power. The powers of the Trustees may be exercised without order of or resort to any court.

Except for the Trustees named herein or appointed to fill vacancies pursuant to Section 3.04 of this Article III, the Trustees shall be elected by the Shareholders owning of record a plurality of the Shares voting at a meeting of Shareholders. Such a meeting shall be held on a date fixed by the Trustees. In the event that less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a Shareholders' meeting for the election of Trustees.

INITIAL TRUSTEES

Section 3.02. The initial Trustees shall be the persons named herein. On a date fixed by the Trustees, the Shareholders shall elect at least three but not more than [twelve] fourteen Trustees, as specified by the Trustees pursuant to Section 3.06 of this Article III.

TERM OF OFFICE OF TRUSTEES

Section 3.03. The Trustees shall hold office during the lifetime of this Trust, and until its termination as herein provided; except (a) that any Trustee may resign his trust by written instrument signed by him and delivered to the other Trustees, which shall take effect upon such delivery or upon such later date as is specified therein; (b) that any Trustee may be removed at any time by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective; (c) that any Trustee who requests in writing to be retired or who has died, become physically or mentally incapacitated by reason of disease or otherwise, or is otherwise unable to serve, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his retirement; and (d) that a Trustee may be removed at any meeting of the Shareholders of the Trust by a vote of Shareholders owning at least two-thirds of the outstanding Shares.

VACANCIES AND APPOINTMENT OF TRUSTEES

Section 3.04. In case of the declination to serve, death, resignation, retirement, removal, physical or mental incapacity by reason of disease or otherwise, or a Trustee is otherwise unable to serve, or an increase in the number of Trustees, a vacancy shall occur. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled, the other Trustees shall have all the powers hereunder and the certificate of the other Trustees of such vacancy shall be conclusive. In the case of an existing vacancy, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the 1940 Act. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by resolution of the Trustees, duly adopted, which shall be recorded in the minutes of a meeting of the Trustees, whereupon the appointment shall take effect.

An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee appointed pursuant to this Section 3.04 shall have accepted this trust, or at such date as may be specified in the acceptance whenever made, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power to appoint a Trustee pursuant to this Section 3.04 is subject to the provisions of Section 16(a) of the 1940 Act.

TEMPORARY ABSENCE OF TRUSTEE

Section 3.05. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees, provided that in no case shall less than two Trustees personally exercise the other powers hereunder except as herein otherwise expressly provided.

NUMBER OF TRUSTEES

Section 3.06. The number of Trustees shall be at least three, and thereafter shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be more than [twelve (12)] fourteen (14).

EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE

Section 3.07. The declination to serve, death, resignation, retirement, removal, incapacity, or inability of the Trustees, or any one of them, shall not operate to terminate the Trust or to revoke any existing agency created pursuant to the terms of this Trust Instrument.

OWNERSHIP OF ASSETS OF THE TRUST

Section 3.08. The assets of the Trust and of each Series shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. Legal title in all of the assets of the Trust and the right to conduct any business shall at all times be considered as vested in the Trustees on behalf of the Trust, except that the Trustees may cause legal title to any Trust Property to be held by, or in the name of the Trust, or in the name of any person as nominee. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or of any Series or any right of partition or possession thereof, but each Shareholder shall have, except as otherwise provided for herein, a proportionate undivided beneficial interest in the Trust or Series. The Shares shall be personal property giving only the rights specifically set forth in this Trust Instrument.

ARTICLE IV
POWERS OF THE TRUSTEES

POWERS

Section 4.01. The Trustees in all instances shall act as principals, and are and shall be free from the control of the Shareholders. The Trustees shall have full power and authority to do any and all acts and to make and execute any and all contracts and instruments that they may consider necessary or appropriate in connection with the management of the Trust. The Trustees shall not in any way be bound or limited by present or future laws or customs in regard to trust investments, but shall have full authority and power to make any and all investments which they, in their sole discretion, shall deem proper to accomplish the purpose of this Trust without recourse to any court or other authority. Subject to any applicable limitation in this Trust Instrument or the Bylaws of the Trust, the Trustees shall have power and authority:

(a) To invest and reinvest cash and other property, and to hold cash or other property uninvested, without in any event being bound or limited by any present or future law or custom in regard to investments by [t]Trustees, and to sell, exchange, lend, pledge, mortgage, hypothecate, write options on and lease any or all of the assets of the Trust;

(b) To operate as and carry on the business of an investment company, and exercise all the powers necessary and appropriate to the conduct of such operations;

(c) To borrow money and in this connection issue notes or other evidence of indebtedness; to secure borrowings by mortgaging, pledging or otherwise subjecting as security the Trust Property; to endorse, guarantee, or undertake the performance of an obligation or engagement of any other Person and to lend Trust Property;

(d) To provide for the distribution of interests of the Trust either through a principal underwriter in the manner hereinafter provided for or by the Trust itself, or both, or otherwise pursuant to a plan of distribution of any kind;

(e) To adopt Bylaws not inconsistent with this Trust Instrument providing for the conduct of the business of the Trust and to amend and repeal them to the extent that they do not reserve that right to the Shareholders; such Bylaws shall be deemed incorporated and included in this Trust Instrument;

(f) To elect and remove such officers and appoint and terminate such agents as they consider appropriate;

(g) To employ one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of any assets of the Trust subject to any conditions set forth in this Trust Instrument or in the Bylaws;

(h) To retain one or more transfer agents and shareholder servicing agents, or both;

(i) To set record dates in the manner provided herein or in the Bylaws;

(j) To delegate such authority as they consider desirable to any officers of the Trust and to any investment adviser, manager, custodian, underwriter or other agent or independent contractor;

(k) To sell or exchange any or all of the assets of the Trust, subject to the provisions of Article XI, [Section 11.04(b)] Sections 11.05, 11.06, and 11.07 hereof;

(l) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(m) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(n) To hold any security or property in a form not indicating any trust, whether in bearer, book entry, unregistered or other negotiable form; or either in the name of the Trust or in the name of a custodian or a nominee or nominees, subject in either case to proper safeguards according to the usual practice of Delaware business trusts or investment companies;

(o) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes in accordance with the provisions of Article II hereof and to establish classes of such Series having relative rights, powers and duties as they may provide consistent with applicable law;

(p) Subject to the provisions of Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series or class thereof or to apportion the same between or among two or more Series or classes thereof, provided that any liabilities or expenses incurred by a particular Series or class thereof shall be payable solely out of the assets belonging to that Series as provided for in Article II hereof;

(q) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or concern, any security of which is held in the Trust; to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or concern, and to pay calls or subscriptions with respect to any security held in the Trust;

(r) To compromise, arbitrate, or otherwise adjust claims in favor of or against the Trust or any matter in controversy including, but not limited to, claims for taxes;

(s) To make distributions of income and of capital gains to Shareholders in the manner hereinafter provided;

(t) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or class, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum upon giving notice to such Shareholder;

(u) To establish one or more committees, to delegate any of the powers of the Trustees to said committees and to adopt a committee charter providing for such responsibilities, membership (including Trustees, officers or other agents of the Trust therein) and any other characteristics of said committees as the Trustees may deem proper. Notwithstanding the provisions of this Article IV, and in addition to such provisions or any other provision of this Trust Instrument or of the Bylaws, the Trustees may by resolution appoint a committee consisting of less than the whole number of Trustees then in office, which committee may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committee were the acts of all the Trustees then in office, with respect to the institution, prosecution, dismissal, settlement, review or investigation of any action, suit or proceeding which shall be pending or threatened to be brought before any court, administrative agency or other adjudicatory body;

(v) To interpret the investment policies, practices or limitations of any Series;

(w) Notwithstanding any other provision hereof, to invest all or a portion of the assets of any series in one or more open-end investment companies, including investment by means of a transfer of such assets in an exchange for an interest or interests in such investment company or companies or by any other method approved by the Trustees;

(x) To establish a registered office and have a registered agent in the state of Delaware; and

(y) In general to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

The foregoing clauses shall be construed both as objects and powers, and the foregoing enumeration of specific powers shall not be held to limit or restrict in any manner the general powers of the Trustees. Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Series, and not an action in an individual capacity.

The Trustees shall not be limited to investing in obligations maturing before the possible termination of the Trust.

No one dealing with the Trustees shall be under any obligation to make any inquiry concerning the authority of the Trustees, or to see to the application of any payments made or property transferred to the Trustees or upon their order.

ISSUANCE AND REPURCHASE OF SHARES

Section 4.02. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, and otherwise deal in Shares and, subject to the provisions set forth in Article II and Article IX, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds or property of the Trust, or the particular Series of the Trust, with respect to which such Shares are issued.

TRUSTEES AND OFFICERS AS SHAREHOLDERS

Section 4.03. Any Trustee, officer or other agent of the Trust may acquire, own and dispose of Shares to the same extent as if he were not a Trustee, officer or agent; and the Trustees may issue and sell or cause to be issued and sold Shares to and buy such Shares from any such person or any firm or company in which he is interested, subject only to the general limitations herein contained as to the sale and purchase of such Shares; and all subject to any restrictions which may be contained in the Bylaws.

ACTION BY THE TRUSTEES

Section 4.04. The Trustees shall act by majority vote at a meeting duly called or by unanimous written consent without a meeting or by telephone meeting provided a quorum of Trustees participate in any such telephone meeting, unless the 1940 Act requires that a particular action be taken only at a meeting at which the Trustees are present in person. At any meeting of the Trustees, a majority of the Trustees shall constitute a quorum. Meetings of the Trustees may be called orally or in writing by the Chairman of the Board of Trustees or by any two other Trustees. Notice of the time, date and place of all meetings of the Trustees shall be given by the party calling the meeting to each Trustee by telephone, telefax, or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Trustee who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. Any meeting conducted by telephone shall be deemed to take place at the principal office of the Trust, as determined by the Bylaws or by the Trustees. Subject to the requirements of the 1940 Act, the Trustees by majority vote may delegate to any one or more of their number their authority to approve particular matters or take particular actions on behalf of the Trust. Written consents or waivers of the Trustees may be executed in one or more counterparts. Execution of a written consent or waiver and delivery thereof to the Trust may be accomplished by telefax.

CHAIRMAN OF THE TRUSTEES

Section 4.05. The Trustees shall appoint one of their number to be Chairman of the Board of Trustees. The Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of the Trust, and may be (but is not required to be) the chief executive, financial and/or accounting officer of the Trust.

PRINCIPAL TRANSACTIONS

Section 4.06. Except to the extent prohibited by applicable law, the Trustees may, on behalf of the Trust, buy any securities from or sell any securities to, or lend any assets of the Trust to, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser, distributor or transfer agent for the Trust or with any Interested Person of such person; and the Trust may employ any such person, or firm or company in which such person is an Interested Person, as broker, legal counsel, registrar, investment adviser, distributor, transfer agent, dividend disbursing agent, custodian or in any other capacity upon customary terms.

ARTICLE V
EXPENSES OF THE TRUST

TRUSTEE REIMBURSEMENT

Section 5.01. Subject to the provisions of Article II, Section 2.08 hereof, the Trustees shall be reimbursed from the Trust estate or the assets belonging to the appropriate Series for their expenses and disbursements, including, without limitation, fees and expenses of Trustees who are not Interested Persons of the Trust, interest expense, taxes, fees and commissions of every kind, expenses of pricing Trust portfolio securities, expenses of issue, repurchase and redemption of shares, including expenses attributable to a program of periodic repurchases or redemptions, expenses of registering and qualifying the Trust and its Shares under Federal and State laws and regulations or under the laws of any foreign jurisdiction, charges of third parties, including investment advisers, managers, custodians, transfer agents, portfolio accounting and/or pricing agents, and registrars, expenses of preparing and setting up in type prospectuses and statements of additional information and other related Trust documents, expenses of printing and distributing prospectuses sent to existing Shareholders, auditing and legal expenses, reports to Shareholders, expenses of meetings of Shareholders and proxy solicitations therefor, insurance expenses, association membership dues and for such non-recurring items as may arise, including litigation to which the Trust (or a Trustee acting as such) is a party, and for all losses and liabilities by them incurred in administering the Trust, and for the payment of such expenses, disbursements, losses and liabilities the Trustees shall have a lien on the assets belonging to the appropriate Series, or in the case of an expense allocable to more than one Series, on the assets of each such Series, prior to any rights or interests of the Shareholders thereto. This section shall not preclude the Trust from directly paying any of the aforementioned fees and expenses.

ARTICLE VI
INVESTMENT ADVISER, PRINCIPAL UNDERWRITER AND TRANSFER AGENT

INVESTMENT ADVISER

Section 6.01. Subject to applicable requirements of the 1940 Act, as modified by or interpreted by any applicable order of the Commission or any rules or regulations adopted or interpretative releases of the Commission thereunder, [T]the Trustees may in their discretion, from time to time, enter into an investment advisory or management contract or contracts with respect to the Trust or any Series whereby the other party or parties to such contract or contracts shall undertake to furnish the Trustees with such management, investment advisory, statistical and research facilities and services and such other facilities and services, if any, and all upon such terms and conditions, as the Trustees may in their discretion determine[; provided, however, that the initial approval and entering into of such contract or contracts shall be subject to a Majority Shareholder Vote]. Notwithstanding any other provision of this Trust Instrument, the Trustees may authorize any investment adviser (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales or exchanges of portfolio securities, other investment instruments of the Trust, or other Trust Property on behalf of the Trustees, or may authorize any officer, agent, or Trustee to effect such purchases, sales or exchanges pursuant to recommendations of the investment adviser (and all without further action by the Trustees). Any such purchases, sales and exchanges shall be deemed to have been authorized by all of the Trustees.

The Trustees may authorize, subject to applicable requirements of the 1940 Act, including those relating to Shareholder approval, the investment adviser to employ, from time to time, one or more sub-advisers to perform such of the acts and services of the investment adviser, and upon such terms and conditions, as may be agreed upon between the investment adviser and sub-adviser. Any reference in this Trust Instrument to the investment adviser shall be deemed to include such sub-advisers, unless the context otherwise requires.

PRINCIPAL UNDERWRITER

Section 6.02. The Trustees may in their discretion from time to time enter into an exclusive or non-exclusive underwriting contract or contracts providing for the sale of Shares, whereby the Trust may either agree to sell Shares to the other party to the contract or appoint such other party its sales agent for such Shares. In either case, the contract shall be on such terms and conditions, if any, as may be prescribed in the Bylaws, and such further terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Article VI, or of the Bylaws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust.

TRANSFER AGENT

Section 6.03. The Trustees may in their discretion from time to time enter into one or more transfer agency and Shareholder service contracts whereby the other party or parties shall undertake to furnish the Trustees with transfer agency and Shareholder services. The contract or contracts shall be on such terms and conditions as the Trustees may in their discretion determine not inconsistent with the provisions of this Trust Instrument or of the Bylaws.

PARTIES TO CONTRACT

Section 6.04. Any contract of the character described in Sections 6.01, 6.02 and 6.03 of this Article VI or any contract of the character described in Article VIII hereof may be entered into with any corporation, firm, partnership, trust or association, although one or more of the Trustees or officers of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered void or voidable by reason of the existence of any relationship, nor shall any person holding such relationship be disqualified from voting on or executing the same in his capacity as Shareholder and/or Trustee, nor shall any person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VI or Article VIII hereof or of the Bylaws. The same person (including a firm, corporation, partnership, trust, or association) may be the other party to contracts entered into pursuant to Sections 6.01, 6.02 and 6.03 of this Article VI or pursuant to Article VIII hereof, and any individual may be financially interested or otherwise affiliated with persons who are parties to any or all of the contracts mentioned in this Section 6.04.

PROVISIONS AND AMENDMENTS

Section 6.05. Any contract entered into pursuant to Sections 6.01 or 6.02 of this Article VI shall be consistent with and subject to the requirements of Section 15 of the 1940 Act or other applicable Act of Congress hereafter enacted with respect to its continuance in effect, its termination, and the method of authorization and approval of such contract or renewal thereof, and no amendment to any contract, entered into pursuant to Section 6.01 of this Article VI shall be effective unless assented to in a manner consistent with the requirements of said Section 15, as modified by any applicable rule, regulation or order of the Commission.

ARTICLE VII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

VOTING POWERS

Section 7.01. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article III, Sections 3.01 and 3.02 hereof, (ii) for the removal of Trustees as provided in Article III, Section 3.03(d) hereof, (iii) with respect to any investment advisory or management contract as provided in Article VI, Sections 6.01 and 6.05 hereof, and (iv) with respect to such additional matters relating to the Trust as may be required by law, by this Trust Instrument, or the Bylaws or any registration of the Trust with the Commission or any State, or as the Trustees may consider desirable.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more classes of a Series, in which case any such matter shall be voted on by such class or classes. A shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Series on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided for in the Bylaws. A proxy may be given in writing. The Bylaws may provide that proxies may also, or may instead, be given by any electronic or telecommunications device or in any other manner. Notwithstanding anything else herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only in person or by written proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Trust Instrument or any of the Bylaws of the Trust to be taken by Shareholders.

MEETINGS

Section 7.02. The first Shareholders' meeting shall be held in order to elect Trustees as specified in Section 3.02 of Article III hereof at the principal office of the Trust or such other place as the Trustees may designate. Meetings may be held within or without the State of Delaware. Special meetings of the Shareholders of any Series may be called by the Trustees and shall be called by the Trustees upon the written request of Shareholders owning at least one-tenth of the Outstanding Shares entitled to vote. Whenever ten or more Shareholders meeting the qualifications set forth in Section 16(c) of the 1940 Act, as the same may be amended from time to time, seek the opportunity of furnishing materials to the other Shareholders with a view to obtaining signatures on such a request for a meeting, the Trustees shall comply with the provisions of said Section 16(c) with respect to providing such Shareholders access to the list of the Shareholders of record of the Trust or the mailing of such materials to such Shareholders of record, subject to any rights provided to the Trust or any Trustees provided by said Section 16(c). Shareholders shall be entitled to at least fifteen (15) days' notice of any meeting.

QUORUM AND REQUIRED VOTE

Section 7.03. One-third of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Trust Instrument permits or requires that holders of any Series shall vote as a Series (or that holders of a class shall vote as a class), then one-third of the aggregate number of Shares of that Series (or that class) entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series (or that class). Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by law or by any provision of this Trust Instrument or the Bylaws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Trust Instrument permits or requires that the holders of any Series shall vote as a Series (or that the holders of any class shall vote as a class), then a majority of the Shares present in person or by proxy of that Series or, if required by law, a Majority Shareholder Vote of that Series (or class), voted on the matter in person or by proxy shall decide that matter insofar as that Series (or class) is concerned. Shareholders may act by unanimous written consent. Actions taken by Series (or class) may be consented to unanimously in writing by Shareholders of that Series.

DERIVATIVE ACTIONS

Section 7.04. In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring derivative action on behalf of the Trust only if the Shareholder or Shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment advisor or underwriter.

ARTICLE VIII
CUSTODIAN

APPOINTMENT AND DUTIES

Section 8.01. The Trustees shall at all times employ a bank, a company that is a member of a national securities exchange, or a trust company, each having capital, surplus and undivided profits of at least two million dollars ($2,000,000) as custodian with authority as its agent, but subject to such restrictions, limitations and other requirements, if any, as may be contained in the Bylaws of the Trust:

(1) to hold the securities owned by the Trust and deliver the same upon written order or oral order confirmed in writing, or by such electro-mechanical or electronic devices as are agreed to by the Trust and the custodian, if such procedures have been authorized in writing by the Trust;

(2) to receive and receipt for any moneys due to the Trust and deposit the same in its own banking department or else where as the Trustees may direct;

(3) to disburse such funds upon orders or vouchers;

and the Trust may also employ such custodian as its agent:

(4) to keep the books and accounts of the Trust or of any Series or class and furnish clerical and accounting services; and

(5) to compute, if authorized to do so by the Trustees, the Net Asset Value of any Series, or class thereof, in accordance with the provisions hereof;

all upon such basis of compensation as may be agreed upon between the Trustees and the custodian.

The Trustees may also authorize the custodian to employ one or more sub-custodians from time to time to perform such of the acts and services of the custodian, and upon such terms and conditions, as may be agreed upon between the custodian and such sub-custodian and approved by the Trustees, provided that in every case such sub-custodian shall be a bank, a company that is a member of a national securities exchange, or a trust company organized under the laws of the United States or one of the states thereof and having capital, surplus and undivided profits of at least two million dollars ($2,000,000) or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act.

CENTRAL CERTIFICATE SYSTEM

Section 8.02. Subject to such rules, regulations and orders as the Commission may adopt, the Trustees may direct the custodian to deposit all or any part of the securities owned by the Trust in a system for the central handling of securities established by a national securities exchange or a national securities association registered with the Commission under the Securities Exchange Act of 1934, as amended, or such other person as may be permitted by the Commission, or otherwise in accordance with the 1940 Act, pursuant to which system all securities of any particular class or series of any issuer deposited within the system are treated as fungible and may be transferred or pledged by bookkeeping entry without physical delivery of such securities, provided that all such deposits shall be subject to withdrawal only upon the order of the Trust or its custodians, subcustodians or other agents.

ARTICLE IX
DISTRIBUTIONS AND REDEMPTIONS

DISTRIBUTIONS

Section 9.01.

(a) The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust Property shall be wholly in the discretion of the Trustees.

(b) Dividends and other distributions may be paid or made to the Shareholders of record at the time of declaring a dividend or other distribution or among the Shareholders of record at such other date or time or dates or times as the Trustees shall determine, which dividends or distributions, at the election of the Trustees, may be paid pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.

(c) Anything in this Trust Instrument to the contrary notwithstanding, the Trustees may at any time declare and distribute a dividend of stock or other property pro rata among the Shareholders of a particular Series, or class thereof, as of the record date of that Series fixed as provided in Section (b) hereof.

REDEMPTIONS

Section 9.02. In case any holder of record of Shares of a particular Series desires to dispose of his Shares or any portion thereof, he may deposit at the office of the transfer agent or other authorized agent of that Series a written request or such other form of request as the Trustees may from time to time authorize, requesting that the Series purchase the Shares in accordance with this Section 9.02; and the Shareholder so requesting shall be entitled to require the Series to purchase, and the Series or the principal underwriter of the Series shall purchase his said Shares, but only at the Net Asset Value thereof (as described in Section 9.03 of this Article IX). The Series shall make payment for any such Shares to be redeemed, as aforesaid, in cash or property from the assets of that Series and payment for such Shares less any applicable deferred sales charge and/or fees shall be made by the Series or the principal underwriter of the Series to the Shareholder of record within seven (7) days after the date upon which the request is effective. Upon redemption, shares shall become Treasury shares and may be re-issued from time to time.

DETERMINATION OF NET ASSET VALUE AND VALUATION OF PORTFOLIO ASSETS

Section 9.03. The term "Net Asset Value" of any Series shall mean that amount by which the assets of that Series exceed its liabilities, all as determined by or under the direction of the Trustees. Such value shall be determined separately for each Series and shall be determined on such days and at such times as the Trustees may determine. Such determination shall be made with respect to securities for which market quotations are readily available, at the market value of such securities; and with respect to other securities and assets, at the fair value as determined in good faith by the Trustees; provided, however, that the Trustees, without Shareholder approval, may alter the method of valuing portfolio securities insofar as permitted under the 1940 Act and the rules, regulations and interpretations thereof promulgated or issued by the Commission or insofar as permitted by any Order of the Commission applicable to the Series. The Trustees may delegate any of their powers and duties under this Section 9.03 with respect to valuation of assets and liabilities. The resulting amount, which shall represent the total Net Asset Value of the particular Series, shall be divided by the total number of shares of that Series outstanding at the time and the quotient so obtained shall be the Net Asset Value per Share of that Series. At any time, the Trustees may cause the Net Asset Value per Share last determined to be determined again in similar manner and may fix the time when such redetermined value shall become effective. If, for any reason, the net income of any Series, determined at any time, is a negative amount, the Trustees shall have the power with respect to that Series (i) to offset each Shareholder's pro rata share of such negative amount from the accrued dividend account of such Shareholder, or (ii) to reduce the number of Outstanding Shares of such Series by reducing the number of Shares in the account of each Shareholder by a pro rata portion of that number of full and fractional Shares which represents the amount of such excess negative net income, or (iii) to cause to be recorded on the books of such Series an asset account in the amount of such negative net income (provided that the same shall thereupon become the property of such Series with respect to such Series and shall not be paid to any Shareholder), which account may be reduced by the amount, of dividends declared thereafter upon the Outstanding Shares of such Series on the day such negative net income is experienced, until such asset account is reduced to zero; (iv) to combine the methods described in clauses (i) and (ii) and (iii) of this sentence; or (v) to take any other action they deem appropriate, in order to cause (or in order to assist in causing) the Net Asset Value per Share of such Series to remain at a constant amount per Outstanding Share immediately after each such determination and declaration. The Trustees shall also have the power not to declare a dividend out of net income for the purpose of causing the Net Asset Value per Share to be increased. The Trustees shall not be required to adopt, but may at any time adopt, discontinue or amend the practice of maintaining the Net Asset Value per Share of the Series at a constant amount.

SUSPENSION OF THE RIGHT OF REDEMPTION

Section 9.04. The Trustees may declare a suspension of the right of redemption or postpone the date of payment as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trustees shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment until the Trustees shall declare the suspension at an end. In the case of a suspension of the right of redemption, a Shareholder may either withdraw his request for redemption or receive payment based on the Net Asset Value per Share next determined after the termination of the suspension. In the event that any Series is divided into classes, the provisions of this Section 9.04, to the extent applicable as determined in the discretion of the Trustees and consistent with applicable law, may be equally applied to each such class.

REDEMPTION OF SHARES

Section 9.05. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees that direct or indirect ownership of Shares of any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, or (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to him. The redemption shall be effected at the redemption price and in the manner provided in this Article IX.

The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code, or to comply with the requirements of any other taxing authority.

ARTICLE X
LIMITATION OF LIABILITY AND INDEMNIFICATION

LIMITATION OF LIABILITY

Section 10.01. Neither a Trustee nor an officer of the Trust when acting in such capacity, shall be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust, any Trustee or any officer of the Trust. Neither a Trustee nor an officer of the Trust shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee or officer of the Trust, provided that nothing contained herein or in the Delaware Act shall protect any Trustee or any officer of the Trust against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee or Officer hereunder.

INDEMNIFICATION

Section 10.02.

(a) Subject to the exceptions and limitations contained in Section (b) below:

(i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Covered Person:

(i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

(A) by the court or other body approving the settlement;

(B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

SHAREHOLDERS

Section 10.03. In case any Shareholder or former Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

ARTICLE XI
MISCELLANEOUS

TRUST NOT A PARTNERSHIP

Section 11.01. It is the intention of the Trustees to create a business trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to the Delaware Act. No Trustee hereunder shall have any power to bind personally either the Trust's officers or any Shareholder. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series or (if the Trustees shall have yet to have established Series) of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of their agents, whether past, present or future, shall be personally liable therefor. Nothing in this Trust Instrument shall protect a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

Section 11.02. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. Subject to the provisions of Article X hereof and to Section 11.01 of this Article XI, the Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. The Trustees and the officers of the Trust may take advice of counsel or other experts with respect to the meaning and operation of this Trust Instrument, and subject to the provisions of Article X hereof and Section 11.01 of this Article XI, shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees and the officers of the Trust shall not be required to give any bond as such, nor any surety if a bond is obtained.

ESTABLISHMENT OF RECORD DATES

Section 11.03. The Trustees may close the Share transfer books of the Trust for a period not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for the payment of any dividends or other distributions, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect; or in lieu of closing the stock transfer books as aforesaid, the Trustees may fix in advance a date, not exceeding sixty (60) days preceding the date of any meeting of Shareholders, or the date for payment of any dividend or other distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of Shares shall go into effect, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or other distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of Shares, and in such case such Shareholders and only such Shareholders as shall be Shareholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, or to receive payment of such dividend or other distribution, or to receive such allotment or rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any Shares on the books of the Trust after any such record date fixed as aforesaid.

[TERMINATION] DURATION OF THE TRUST

[Section 11.04.]

[(a)] Section 11.04. This Trust shall continue without limitation of time but subject to the provisions [of sub-section (b)] of this [Section 11.04] Article XI.

[(b) The Trustees may, subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, and subject to a vote of a majority of the Trustees,]

TERMINATION OF THE TRUST, A SERIES OR A CLASS

Section 11.05.

[(i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof; or]

(a) Subject to applicable Federal and state law, the Trust or any Series or class thereof may be terminated (i) by Majority Shareholder Vote of the Trust, each Series affected, or each class affected, as the case may be; or (ii) without the vote or consent of Shareholders by a majority of the Trustees either at a meeting or by written consent. The Trustees shall provide written notice to the affected Shareholders of a termination effected under clause (ii) above. Upon the termination of the Trust or the Series or class, (i) the Trust or the Series or class shall carry on no business except for the purpose of winding up its affairs; (ii) the Trustees shall proceed to wind up the affairs of the Trust or the Series or class, and all of the powers of the Trustees under this Trust Instrument shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or the Series or class thereof; collect its assets; sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining Trust property or Trust property allocated or belonging to such Series or class to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind; discharge or pay its liabilities; and do all other acts appropriate to liquidate its business; provided that any sale, conveyance, assignment, exchange, transfer, or other disposition of all or substantially all the Trust property or Trust property allocated or belonging to such Series or class (other than as provided in (iii) below) shall require Shareholder approval in accordance with Section 11.06 below; and (iii) after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities, and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust property or the remaining property of the terminated Series or class, in cash or in kind or partly each, among the Shareholders of the Trust or the Series or class according to their respective rights; and

[(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.

Upon making reasonable provision, in the determination of the Trustees, for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of that Series then outstanding.]

[(c)] (b) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section [(b)] (a), the Trust or any affected Series or class thereof shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust [or Series], Series or class shall be cancelled and discharged. Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

[Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.]

MERGER; CONSOLIDATION; AND SALE OF ASSETS

[MERGERS]

[Section 11.05. (a) Notwithstanding anything else herein, the Trustees, in order to change the form of organization of the Trust, may, without prior Shareholder approval, (i) cause the Trust to merge or consolidate with or into one or more trusts, partnerships (general or limited), associations, limited liability companies or corporations so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a Series thereof, that will succeed to or assume the Trust's registration under that Act and which is formed, organized or existing under the laws of a state, commonwealth, possession or colony of the United States or (ii) cause the Trust to incorporate under the laws of Delaware.

(b) The Trustees may, subject to a Majority Shareholder Vote of the Trust, and subject to a vote of a majority of the Trustees, cause the Trust to merge or consolidate with or into one or more trusts, partnerships (general or limited), associations, limited liability companies or corporations.

(c) Any agreement of merger or consolidation or certificate of merger or consolidation may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid.]

[(d)] Section 11.06. Subject to applicable Federal and state law and except as otherwise provided in Section 11.07 below, the Trust or any Series or class thereof may merge or consolidate with any other corporation, association, trust, or other organization or may sell, lease, or exchange all or a portion of the Trust property or Trust property allocated or belonging to such Series or class, including its good will, upon such terms and conditions and for such consideration when and as authorized at any meeting of Shareholders called for such purpose by a Majority Shareholder Vote of the Trust or affected Series or class, as the case may be. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Any agreement of merger or consolidation or certificate of merger may be signed by a majority of Trustees and facsimile signatures conveyed by electronic or telecommunication means shall be valid. Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with [paragraphs (a) or (b) of] this Section [11.05] 11.06 may effect any amendment to the Trust Instrument or effect the adoption of a new Trust Instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

INCORPORATION; REORGANIZATION

Section 11.07. Subject to applicable Federal and state law, the Trustees may without the vote or consent of Shareholders cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction or any other trust, partnership, limited liability company, association, or other organization to take over all or a portion of the Trust property or all or a portion of the Trust property allocated or belonging to such Series or class or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer the Trust property or the Trust property allocated or belonging to such Series or class to any such corporation, trust, limited liability company, partnership, association, or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, limited liability company, association, or organization, or any corporation, partnership, limited liability company, trust, association, or organization in which the Trust or such Series holds or is about to acquire shares or any other interest. Subject to applicable Federal and state law, the Trustees may also cause a merger or consolidation between the Trust or any successor thereto or any Series or class thereof and any such corporation, trust, partnership, limited liability company, association, or other organization. Nothing contained herein shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, limited liability companies, associations, or other organizations and selling, conveying, or transferring the Trust property or a portion of the Trust property to such organization or entities; provided, however, that the Trustees shall provide written notice to the affected Shareholders of any transaction whereby, pursuant to this Section 11.07, the Trust or any Series or class thereof sells, conveys, or transfers all or a portion of its assets to another entity or merges or consolidates with another entity. Such transactions may be effected through share-for-share exchanges, transfers or sale of assets, shareholder in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Trust Instrument, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 11.07 may effect any amendment to the Trust Instrument or effect the adoption of a new Trust Instrument of the Trust if it is the surviving or resulting trust in the merger or consolidation.

FILING OF COPIES, REFERENCES, HEADINGS

Section [11.06] 11.08. The original or a copy of this Trust Instrument and of each amendment hereof or Trust Instrument supplemental hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A supplemental trust instrument executed by any one Trustee may be relied upon as a Supplement hereof. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments or supplements have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this Trust Instrument or of any such amendment or supplemental Trust Instrument. In this Trust Instrument or in any such amendment or supplemental Trust Instrument, references to this Trust Instrument, and all expressions like "herein," "hereof" and "hereunder," shall be deemed to refer to this Trust Instrument as amended or affected by any such supplemental Trust Instrument. All expressions like "his", "he" and "him", shall be deemed to include the feminine and neuter, as well as masculine, genders. Headings are placed herein for convenience of reference only and in case of any conflict, the text of this Trust Instrument, rather than the headings, shall control. This Trust Instrument may be executed in any number of counterparts each of which shall be deemed an original.

APPLICABLE LAW

Section [11.07] 11.09. The trust set forth in this instrument is made in the State of Delaware, and the Trust and this Trust Instrument, and the rights and obligations of the Trustees and Shareholders hereunder, are to be governed by and construed and administered according to the Delaware Act and the laws of said State; provided, however, that there shall not be applicable to the Trust, the Trustees or this Trust Instrument (a) the provisions of Section 3540 of Title 12 of the Delaware Code or (b) any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts which relate to or regulate (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (ii) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (iii) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (iv) fees or other sums payable to trustees, officers, agents or employees of a trust, (v) the allocation of receipts and expenditures to income or principal, (vi) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding of trust assets, or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers of trustees, which are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Trust Instrument. The Trust shall be of the type commonly called a "business trust", and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust under Delaware law. The Trust specifically reserves the right to exercise any of the powers or privileges afforded to trusts or actions that may be engaged in by trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

AMENDMENTS

Section [11.08] 11.10. Except as specifically provided herein, the Trustees may, without shareholder vote, amend or otherwise supplement this Trust Instrument by making an amendment, a Trust Instrument supplemental hereto or an amended and restated Trust Instrument. Shareholders shall have the right to vote (i) on any amendment which would affect their right to vote granted in Section 7.01 of Article VII hereof, (ii) on any amendment to this Section [11.08] 11.10, (iii) on any amendment as may be required by law or by the Trust's registration statement filed with the Commission and (iv) on any amendment submitted to them by the Trustees. Any amendment required or permitted to be submitted to Shareholders which, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by vote of the Shareholders of each Series affected and no vote of shareholders of a Series not affected shall be required. Notwithstanding anything else herein, any amendment to Article 10 hereof shall not limit the rights to indemnification or insurance provided therein with respect to action or omission of Covered Persons prior to such amendment.

FISCAL YEAR

Section [11.09] 11.11. The fiscal year of the Trust shall end on a specified date as set forth in the Bylaws, provided, however, that the Trustees may, without Shareholder approval, change the fiscal year of the Trust.

USE OF THE WORD "FIDELITY"

Section [11.10] 11.12. Fidelity Management & Research Company ("FMR") has consented to, and granted a non-exclusive license for, the use by any Series or by the Trust of the identifying word "Fidelity" or "Spartan" in the name of any Series or of the Trust. Such consent is subject to revocation by FMR in its discretion, if FMR or subsidiary or affiliate thereof is not employed as the investment adviser of each Series of the Trust. As between the Trust and FMR, FMR controls the use of the name of the Trust insofar as such name contains the identifying word "Fidelity" or "Spartan." FMR may, from time to time, use the identifying word "Fidelity" or "Spartan" in other connections and for other purposes, including, without limitation, in the names of other investment companies, corporations or businesses which it may manage, advise, sponsor or own or in which it may have a financial interest. FMR may require the Trust or any Series thereof to cease using the identifying word "Fidelity" or "Spartan" in the name of the Trust or any Series thereof if the Trust or any Series thereof ceases to employ FMR or a subsidiary or affiliate thereof as investment adviser.

PROVISIONS IN CONFLICT WITH LAW

Section [11.11] 11.13. The provisions of this Trust Instrument are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Trust Instrument; provided, however, that such determination shall not affect any of the remaining provisions of this Trust Instrument or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Trust Instrument shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provisions in any other jurisdiction or any other provision of this Trust Instrument in any jurisdiction.

IN WITNESS WHEREOF, the undersigned, being all of the Trustees of the Trust, have executed this instrument as of the date set forth above.

[SIGNATURE LINES OMITTED]

Fidelity and Magellan are registered trademarks of FMR Corp.

COL-PXS-0102	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP #233809300/ FUND #680
1.766388.100		CUSIP #316175504/ FUND #695
CUSIP #316175108/ FUND #057
CUSIP #316175405/ FUND #690
CUSIP #316175207/ FUND #059
CUSIP #316176106/ FUND #056
CUSIP #233809805/ FUND #542
CUSIP #316175835/ FUND #600
CUSIP #316175850/ FUND #604
CUSIP #316175868/ FUND #692
CUSIP #316175843/ FUND #541
CUSIP #316176205/ FUND #544
CUSIP #233809888/ FUND #543
CUSIP #316175884/ FUND #696
CUSIP #316175603/ FUND #657
CUSIP #316175876/ FUND #691
CUSIP #316175702/ FUND #659
CUSIP #316176304/ FUND #684

Form of Proxy Card: Domestic Portfolio, Government Portfolio, Money Market Portfolio, Treasury Portfolio, and Treasury Only Portfolio

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Vote by Touch-Tone Phone, by Mail, or via the Internet!!

Option 1: To vote by phone call toll-free 1-888-221-0697 and use the control number on the front of your proxy card.
Option 2: Vote on the internet at www.proxyweb.com and use the control number on the front of your proxy card.
Option 3: Return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

[TRUST: FUND]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marie L. Knowles, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Colchester Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 13, 2002 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR THE INTERNET.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	________________________________________________ ________________________________________________ ________________________________________________ ________________________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle) COLCHESTER STREET TRUST

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Trust Instrument.	(_)	(_)	(_) 2.

3. To elect the thirteen nominees specified below as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

___________________________________________________________

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

	FOR all nominees listed (except as marked to the contrary at left) (_) FOR	WITHHOLD authority to vote for all nominees (_) AGAINST	| | | | 3. ABSTAIN
6. To amend each fund's fundamental investment limitation concerning diversification.	(_)	(_)	(_) 6.
7. To amend each fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 7.
8. To amend each fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 8.
(downtriangle)			(downtriangle)

COL-PXC-0102	680, 695, 057, 690, 059, 542, 600, 604, 692, 541, 543, 696, 657, 691, 659

Form of Proxy Card: Tax-Exempt Portfolio

Fidelity (logo) Investments®	Vote this proxy card TODAY!
PO Box 770001	Your prompt response will save the expense
Cincinnati, Ohio 45277-0002	of additional mailings

Vote by Touch-Tone Phone, by Mail, or via the Internet!!

Option 1: To vote by phone call toll-free 1-888-221-0697 and use the control number on the front of your proxy card.
Option 2: Vote on the internet at www.proxyweb.com and use the control number on the front of your proxy card.
Option 3: Return the signed proxy card in the enclosed envelope.

*** CONTROL NUMBER: ____________ ***

[TRUST: FUND]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and Marie L. Knowles, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Colchester Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on March 13, 2002 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

(downtriangle) Date _____________________
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR THE INTERNET.
|||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||||	________________________________________________ ________________________________________________ ________________________________________________ ________________________________________________
Signature(s) (Title(s), if applicable)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

(downtriangle)	(downtriangle) COLCHESTER STREET TRUST

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(downtriangle) Please fill in box(es) as shown using black or blue ink or number 2 pencil. (square3)			(downtriangle)
PLEASE DO NOT USE FINE POINT PENS.
	FOR	AGAINST	ABSTAIN
1. To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.	(_)	(_)	(_) 1.
2. To authorize the Trustees to adopt an amended and restated Trust Instrument.	(_)	(_)	(_) 2.

3. To elect the thirteen nominees specified below as Trustees:

(01) J. Michael Cook, (02) Ralph F. Cox, (03) Phyllis Burke Davis, (04) Robert M. Gates, (05) Abigail P. Johnson, (06) Edward C. Johnson 3d, (07) Donald J. Kirk, (08) Marie L. Knowles, (09) Ned C. Lautenbach, (10) Peter S. Lynch, (11) Marvin L. Mann, (12) William O. McCoy, and (13) William S. Stavropoulos

___________________________________________________________

(Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)

	FOR all nominees listed (except as marked to the contrary at left) (_) FOR	WITHHOLD authority to vote for all nominees (_) AGAINST	| | | | 3. ABSTAIN
4. To modify the fund's fundamental 80% investment policy.	(_)	(_)	(_) 4.
5. To eliminate a fundamental investment policy of the fund.	(_)	(_)	(_) 5.
6. To amend the fund's fundamental investment limitation concerning diversification.	(_)	(_)	(_) 6.
7. To amend the fund's fundamental investment limitation concerning underwriting.	(_)	(_)	(_) 7.
8. To amend the fund's fundamental investment limitation concerning lending.	(_)	(_)	(_) 8.
(downtriangle)			(downtriangle)

ITC-PXC-0102	056, 544, 684

Important Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Money Market Portfolio (Class I, Class II, and Class III)

Domestic Portfolio (Class I, Class II, and Class III)

Government Portfolio (Class I, Class II, and Class III)

Treasury Portfolio (Class I, Class II, and Class III)

Treasury Only Portfolio (Class I, Class II, and Class III)

Tax-Exempt Portfolio (Class I, Class II, and Class III)

Dear Fidelity Institutional Money Market Fund Shareholder:

I am writing to inform you about a special shareholder meeting of the Fidelity Institutional Money Market Funds mentioned above. The meeting will be held on March 13, 2002. The purpose of the meeting is to vote on several important proposals that affect the funds.

This package contains a separate voting card for each class of each fund you own. If there is more than one card in your package, it is important that you vote each card.

Please read the enclosed materials and cast your vote on the proxy card(s). Your vote is extremely important, no matter how large or small your holdings may be.

The Board of Trustees has carefully reviewed all of the proposals. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interests of shareholders. They recommend that you vote for each proposal.

The following Q&A should assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions about any of the proposals, please do not hesitate to contact Fidelity at 800-843-3001 or contact your dedicated Fidelity relationship manager. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important Proxy materials

are on the way to your clients right now!

Dear Investment Professional:

On March 13, 2002, there will be a Special Meeting of Shareholders of the following Fidelity Institutional Money Market Funds.

  Money Market Portfolio (Class I, Class II, and Class III)
  Domestic Portfolio (Class I, Class II, and Class III)
  Government Portfolio (Class I, Class II, and Class III)
  Treasury Portfolio (Class I, Class II, and Class III)
  Treasury Only Portfolio (Class I, Class II, and Class III)
  Tax-Exempt Portfolio (Class I, Class II, and Class III)

The Board of Trustees has carefully reviewed all of the proposals. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting the interests of shareholders. The Trustees believe these proposals are in the shareholders' best interests. They recommend that your clients vote for each proposal.

The enclosed Proxy material provides detailed information about the proposals. A copy of this information is being mailed to those clients of yours who own these funds. I hope that by sending you this information you will be better able to address any questions your clients may pose. Please read the enclosed materials and encourage your clients to vote. Each vote is extremely important, no matter how large or small the holdings may be.

Voting is quick and easy. Everything your clients need is enclosed. To cast a vote, simply have your clients complete the proxy card(s) enclosed in their package. Be sure to have them sign the card(s) before mailing it in the postage-paid envelope. Your clients may also vote by touch-tone telephone or through the Internet. Simply have them call the toll-free number or visit the web site indicated on their proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions of your own or on behalf or your clients, please call Fidelity at 1-800-843-3001 or contact your dedicated Fidelity relationship manager. Thank you for your participation in this important initiative.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important Information to

Help You Understand the

Proposals That You

Are Being Asked to Vote On.

Please read the full text of this proxy statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have any questions regarding the proposals please call Client Services at 800-343-3001. We appreciate you placing your trust in the Fidelity Institutional Money Market Funds and look forward to helping you achieve your financial goals.

Q. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?

A. If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:

Money Market Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Domestic Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Government Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Treasury Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Treasury Only Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Tax-Exempt Portfolio (Class I, Class II, Class III)

  To continue the effectiveness of Article VII, Section 7.04 of the Trust Instrument.
  To authorize the Trustees to adopt an amended and restated Trust Instrument.
  To elect a Board of Trustees.
  To modify the fund's fundamental 80% investment policy.
  To eliminate a fundamental investment policy of the fund.
  To amend the fund's investment limitation concerning diversification.
  To amend the fund's investment limitation concerning lending.
  To amend the fund's investment limitation concerning underwriting.

Q. WHY ARE THE MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY AND TAX EXEMPT PORTFOLIOS EACH PROPOSING TO AMEND EACH FUND'S INVESTMENT LIMITATION CONCERNING DIVERSIFICATION?

A. The primary purpose of the proposal is to update each fund's current fundamental diversification limitation so that each fund will always comply with the diversification limitations under the 1940 Act as they are amended from time to time.

Q. WHY ARE THE MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY AND TAX EXEMPT PORTFOLIOS EACH PROPOSING TO AMEND EACH FUND'S INVESTMENT LIMITATION CONCERNING LENDING?

A. The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. Adoption of the proposed limitation on lending is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests. However, the proposed limitation would clarify that acquisitions of loans, loan participation or other debt instruments are not considered lending. As income earned from loans is generally subject to federal tax, Tax-Exempt Portfolio and Treasury Only Portfolio have no current intention of making loans, other than through the purchase of debt securities.

Q. WHY ARE THE MONEY MARKET, DOMESTIC, GOVERNMENT, TREASURY, TREASURY ONLY AND TAX EXEMPT PORTFOLIOS EACH PROPOSING TO AMEND EACH FUND'S INVESTMENT LIMITATION CONCERNING UNDERWRITING?

A. The primary purpose of this proposal is to clarify that each fund is not prohibited from investing in other investment companies, even if as a result of such sale or investment, each fund is technically considered an underwriter under federal securities law. The proposal also serves to revise each fund's fundamental investment limitation concerning underwriting to conform to a limitation expected to become standard for all funds managed by FMR or its affiliates. Adoption o the proposed limitation concerning underwriting is not expected to affect the way in which each fund is managed, the investment performance of each fund, or the instruments in which each fund invests.

Q. WHY IS THE TAX-EXEMPT PORTFOLIO PROPOSING TO MODIFY IT'S FUNDAMENTAL 80% INVESTMENT POLICY?

A. The purpose of this proposal is to move the fund's fundamental 80% investment policy from an 80% "income test" to an 80% "asset test". Adopting an asset-based 80% investment policy would facilitate FMR's compliance monitoring efforts. This modification is not expected to have a material effect o the way the fund is managed.

Q. WHY IS THE TAX-EXEMPT PORTFOLIO PROPOSING TO ELIMINATE A FUNDAMENTAL INVESTMENT POLICY?

A. This proposal would eliminate the fund's fundamental investment policy regarding investing in high-quality, short-term municipal obligations. The proposal is intended to allow the fund to communicate more clearly its investment objective and strategies by standardizing its investment disclosure in a manner consistent with other Fidelity funds with similar investment disciplines. The fund will continue to invest in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments. Eliminating the fundamental investment policy is not expected to have any material effect on the way the fund is managed.

Q. WHAT ABOUT THE OTHER PROPOSALS IN THIS PROXY?

A. The other proposals that require your vote have been unanimously approved by each fund's Board of Trustees. Proposals regarding the election of a new Board of Trustees, effectiveness of Article VII, Section 7.04 of the Trust Instrument, and the adoption of an amended and restated Trust Instruments, are explained clearly in the funds' Proxy Statement. If you have any questions regarding these, or any of the aforementioned proposals, please call Fidelity Client Services at 800-843-3001.

Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?

A. Yes. The Board of Trustees of each fund has unanimously approved all of the proposals, and recommends that you vote to approve each one.

Q. HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. You may also vote your shares over the touch tone telephone system or through the Internet. Simply call the toll-free number (888) 221-0697, or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at 800-843-3001 or contact your dedicated Fidelity relationship manager.

FORM OF

SCRIPT FOR REGISTERED SHAREHOLDER TELEPHONE VOTING

FIDELITY INVESTMENTS

Shareholder Hears This Script
Speech 1	Welcome. Please enter the control number located on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now.
Closing A	You voted as the Board of Trustees recommended for every proposal affecting your fund. If correct, press 1. If incorrect, press 0.
Speech 3	To vote on each proposal separately, press 0 now.
Speech 4	Proposal 1: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 5	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 6	Proposal 3: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.
Speech 7	Enter the two digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 7A	Press 1 to withhold for another nominee or Press 0 if you have completed voting for Trustees.
Speech 8	Proposal 4: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 9	Proposal 5: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 10	Proposal 6: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 11	Proposal 7: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 12	Proposal 8: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 13	Proposal 9: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 14	Proposal 10: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 15	Proposal 11: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 16	Proposal 12: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 17	Proposal 13: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 18	Proposal 14: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Speech 19	Proposal 15: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0
Closing B

You voted as follows;

Proposal 1: For, Against, Abstain

Proposal 2: For, Against, Abstain

Proposal 3: For ALL, or WITHHOLD All or FOR All Except...

Proposal 4-15: For, Against, Abstain

If this is correct, Press 1 now: If incorrect, Press 0

Speech 20	Your vote has been canceled.
Speech 21	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0.
Speech 22	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

[ Upon login to www.ProxyWeb.com shareholder sees Screen 1 ]

SCREEN 1

Text 1 - (centered)

Internet Proxy Voting Service

Input A

Please Enter Control Number from Your Proxy Card:

Input B

Check here [ ] to vote all proposals as the Board recommends, then click the VOTE button below.
 -OR-

Input C

To vote each proposal separately, click the VOTE button only.
 [VOTE]

Graphic I - Example Proxy Card (left justified)

Text 2 - (right justified)

proxyweb.com is a service of:
MIS, an ADP company

Full service proxy specialists

This site is best viewed using

Netscape or Internet Explorer versions 3.0 or higher

and using a display resolution of 800 X 600.

Graphic II - (right justified)

[ Upon input of control number and selection of input B or input C shareholder is directed to ProxyWeb Voting Ballot (Screen 2) ]

SCREEN 2

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Fund Name]

Text 2 - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

Text 3 - (left justified)

When using 'For all except' response, enter the number(s) of the nominee(s) you wish to withhold on, separated by a comma, in the text field.

Input A - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input B - (left justified)

Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input C - (left justified)

Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD ALL] [FOR ALL EXCEPT: ]

Input D - (left justified)

Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Input E - (left justified)

Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.
If no specification is made on a proposal, the proposal will be voted "For".

Input F - (centered)

You will have an opportunity to confirm that your selections were properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 5 - (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [SUBMIT] your proxy vote and to appoint [Proxy Agents 1, 2, and 3 ] or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

[ Upon submission of vote shareholder is directed to ProxyWeb Confirmation Screen (Screen 3) ]

SCREEN 3

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form
Fidelity Investments
[Fund Name]

Thank you! Your vote has been submitted

Text 2 - (left justified)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS.

Text 3 - (left justified)

Proposal 1.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 2.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 3.	[ Title of proposal to be inserted ]	[FOR ALL][WITHHOLD ALL] [FOR ALL EXCEPT: ]
Proposal 4.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]
Proposal 5.	[ Title of proposal to be inserted ]	[FOR][AGAINST][ABSTAIN]

Text 4 - (centered)

Please refer to the proxy statement for discussion of each of these matters.

Text 5 - (centered)

[ If no email confirmation was requested ]: No email confirmation has been sent.

[ If email confirmation was requested ]: Your email confirmation has been sent to: [internet address]

Hyperlink 1 - (left justified)

[Change Vote]

[Directs shareholder to Screen 2 to change vote]

Hyperlink 2 - (centered)

[Exit Internet Voting Service]

[Directs shareholder to www.Fidelity.com]

Hyperlink 3 - (left justified)

[Vote Another Proxy]

[Directs shareholder to Screen 1]

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

ProxyWeb Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to
Fidelity Investments for [fund name] as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR ALL] [WITHHOLD ALL][FOR ALL EXCEPT: ]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.